UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2018

Item 1.   Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini

ANNUAL REPORT 2018

July 31, 2018

DOMINI IMPACT EQUITY FUND℠

DOMINI IMPACT INTERNATIONAL EQUITY FUND℠

DOMINI IMPACT BOND FUND℠

INVESTING FOR IMPACT

We are honored to work on your behalf to create a better future.

In addition to our annual Impact Report, we provide quarterly updates to keep you informed on our most recent advocacy work, exciting new initiatives, and highlights of interesting investments.

Visit domini.com/impact

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TABLE OF CONTENTS

Investing For Good
2	Letter from the President
4	What Impact Do Your Investments Have?
5	Focus on Community Investing

Fund Performance and Holdings
14	Domini Impact Equity Fund
25	Domini Impact International Equity Fund
42	Domini Impact Bond Fund

62	Expense Example

Financial Statements
65	Domini Impact Equity Fund
65	Domini Impact International Equity Fund
94	Domini Impact Bond Fund

120	Board of Trustees’ Approval of Management and Submanagement Agreements

132	Trustees and Officers

136	Proxy Voting Information

136	Quarterly Portfolio Schedule Information

INVESTING FOR GOOD®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders,

Each year, we use the occasion of writing a letter for our Annual Report to reflect upon an issue of importance to responsible investors. This year, we focus on community. In the pages that follow, you will learn more about what the Domini Impact Bond Fund is doing to build healthy communities, but here we reflect on some of the larger issues.

A great deal of academic work has been done on the importance of community. For us, the most influential book was Making Democracy Work, by Robert Putnam. Putnam studied regions of Italy to understand where government functions best. Graduate students phoned local city halls with questions like, “where can I take a driving test?” or “I lost my health card. How do I get it replaced?” He found that Northern Italy had better functioning government for simple needs than Southern Italy. Why? Attendance at voluntary associations like church, choral societies, soccer games, street festivals, or an after-dinner stroll meant more than class, religion, job, or other such factors. In other words, the very functioning of civil society depends on physical interactions with relative strangers. Familiarity breeds trust, and democratic societies cannot function without trust.

At Domini Impact Investments, we seek out opportunities to help create or maintain healthy communities because we believe that more than just something nice is at stake. What is at stake is democracy itself, and without a healthy democracy, it is difficult to reap the benefits of investment. Yes, we would argue that successful investing depends on healthy grassroots.

The Federal Reserve Bank of St. Louis Economic Data (FRED) provide a rich source of raw data to consider. According to FRED, personal consumption represents 70 percent of the nation’s gross domestic product. In other words, ordinary consumers are the primary driver of our economic well-being. So, if more people could spend, the economy would grow more quickly. As an investor, we want to see that. This is likely why the stock market generally rallies on days that positive employment figures are released. More people with jobs leads to more personal consumption and greater growth for the companies that provide the goods and services these consumers desire.

If both democracy and investment success depend on communities nurturing their citizens and creating an environment in which jobs can be created, then such work is of the utmost importance. Efforts must encompass housing, health care, education, recreation, safety, and public services. The parts must interconnect in such a way that people move seamlessly through these supporting systems toward a successful outcome.

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Consider your local library. It provides, not just books, but also computers, videos, newspaper and magazine archives, and more — all usually free to anyone who walks in. Five years ago, Pew Research Center found that 94 percent of the population said that having a public library improves the quality of life in their community and 81 percent said that public libraries provide many services people would have a hard time finding elsewhere.

What services are so essential? Which would they miss? According to Pew, 51 percent said the library offers help finding a job; 53 percent said it helps them get government services and fill out forms; 58 percent use programs on subjects ranging from genealogy or gardening to English as a second language; 69 percent use children’s programs such as reading hour or puppet shows. We know how to build healthy communities here in America. Virtually every hamlet in this country has done it by building and supporting a public library through taxpayer dollars and taxpayer hours, in the form of volunteerism. These two elements — community financial support and personal commitment — are essential to every effort to build a healthy and safe community.

For decades, responsible investing has consisted of three important aspects. First, we apply standards to our investments that reflect our objectives for society and the environment. For example, we seek to understand how a company affects the communities it interacts with. Is it a polluter? Did the community protest its presence in some way? Does it add value where it does business? Second, we advocate. We enter into conversations, file shareholder resolutions and engage with others to ask companies to commit to actions that are good for communities, like paying fair taxes, building low carbon-footprint facilities, and sourcing locally. Third, we make investments that directly build needed services. Our Bond Fund helps finance affordable housing, new school facilities, healthcare needs, efficient infrastructure, and more.

We hope that you will enjoy learning more about our initiatives and that you feel inspired to tell your own circle of community that there are investors out there trying to build a better future. Thank you for your investment with us.

Sincerely,

Carole Laible President	Amy Domini Chair

INVESTING FOR GOOD®

WHAT IMPACT DO YOUR INVESTMENTS HAVE?

Domini Impact Investments LLC is a women-led SEC-registered investment adviser that specializes exclusively in impact investing. We serve individual and institutional investors who wish to create positive social and environmental outcomes while seeking competitive financial returns.

As an investor in the Domini Funds, your money is at work for change. We are honored to work on your behalf to create a better future for generations to come — defending diversity, tackling climate change, advocating for sensible gun control, promoting an inclusive economy, and much more.

Our mutual funds employ three fundamental impact-investing strategies:

Earlier this year, we were very happy to release the Domini Funds 2017 Impact Report, our inaugural report detailing the positive impacts your investments have on society and the environment. We also provide quarterly Impact Updates to keep you informed throughout the year on our most recent advocacy work, exciting new initiatives, and highlights of interesting investments.

In the pages that follow, we highlight our approach to community investing, but you can learn more about all of the strategies above in the Impact Report.

Visit us online at Domini.com to read the Domini Funds 2017 Impact Report and quarterly Impact Updates, request printed copies, or sign up to receive future updates. You can also email us at info@domini.com, or call us at 1-800-582-6757.

INVESTING FOR GOOD®

FOCUS ON: COMMUNITY INVESTING

Fixed-income investments are particularly well suited for addressing a wide range of economic disparities in our society. The Domini Impact Bond Fund seeks to help build healthy and vibrant communities by directing capital to where it is needed most.

When considering any fixed-income investment, we always start by asking two questions: Who is the issuer, and what is the intended use of proceeds? Or, in other words, to whom are we loaning your money, and for what purpose?

We then use proprietary key performance indicators to determine if the answers to those questions are aligned with our fundamental goals of universal human dignity and ecological sustainability. If the issuer is a corporation, our evaluation focuses on the company’s core business model and the strength of its relations with key stakeholders, including its employees, local and national communities, and ecosystems. This is the same evaluation process we use for our equity funds.

Within fixed income, however, there are many other types of issuers to consider in addition to public corporations, including governments and government agencies, government-sponsored enterprises, municipalities, universities, hospitals, and various other for-profit and not-for-profit public and private entities.

Fixed-income investing presents many unique opportunities for lasting impact. We focus on three key goals to help build a more sustainable and equitable society:

•	Increasing access to capital for those historically underserved by the mainstream financial community;

•	Creating public goods for those most in need; and

•	Filling capital gaps left by current financial practice.

These goals stem from our belief that healthy economies must be built on a strong foundation of fairness and opportunity for all.

The Bond Fund seeks impact in a variety of areas, including housing, health care, education, infrastructure, and climate-change mitigation and adaptation.

We classify our Bond Fund investments into impact themes and sub-themes. The allocations to those themes, based on portfolio market values as of July 31, 2018, can be found on the next page. In the pages that follow, we take a closer look at each theme, highlighting specific holdings.

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Domini Impact Bond Fund: Impact Theme Allocations1

Green Bonds

As of July 31, 2018, the Fund held nearly $9 million in labeled and unlabeled green bonds, representing 5.0% of the portfolio. Several of these bonds, marked with a , are highlighted in the sections that follow.

Housing (52.9%)
FNMA DUS: Low- and Very Low-Income Housing (14.7%)
Derivatives: TBA or When-Issued Affordable Housing Securities (14.6%)
Affordable Housing Mortgage-Backed Securities (11.8%)
Affordable Housing Agency Obligations (10.0%)
Multi-Family Housing Mortgage-Backed Securities (1.9%)
Corporate Debt[2] (21.2%)
Companies that Meet Impact Investment Standards (19.7%)
Companies with Notably Strong ESG Profiles (1.5%)
Economic and Community Development (10.7%)
Sovereign Debt (2.7%)
Transportation (2.1%)
Municipal General Obligations (2.0%)
Farm Credit (1.9%)
Nonprofit Education (1.5%)
Community Development Financial Institutions (0.3%)
Business and Job Creation (0.3%)
Health, Well-Being, and Aging Society (7.0%)
Nonprofit Healthcare and Healthcare Education Facilities (4.9%)
Continuing Care Retirement Communities (1.5%)
Pensions (0.6%)
Non-Housing Asset-Backed Securities (4.9%)
Commercial Mortgage-Backed Securities (4.0%)
Auto Loans (0.5%)
Other Asset-Backed Securities (0.4%)
Environment (3.2%)
Low-Carbon Transition (2.6%)
Energy Efficiency (0.7%)

Numbers may not sum to 100% due to rounding.

1. Based on portfolio holdings as of 7/31/18, excluding cash & cash equivalents, cash offsets, futures and swaps, with the exception of short-term U.S. Agency bonds and Certificates of Deposit, which are reflected in this reporting.

2. “Corporate Debt” includes general-obligation corporate bonds, bank loans, and corporate debt not classified under other themes.

The composition of the Fund’s portfolios is subject to change. Visit www.domini.com to view the most current list of the Fund’s holdings.

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Housing

We seek to help build a sustainable housing system through investments that provide access to affordable mortgage credit and rental properties.

In keeping with our commitment to increasing access to capital for those historically underserved, our Bond Fund has, since its inception, maintained a substantial, long-term commitment to affordable housing primarily through the purchase of securities backed by pools of residential mortgages. The vast majority of the investments under our Housing theme support affordable housing for communities across the U.S., including mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and to-be-announced (TBA) derivatives issued by the Federal National Mortgage Association (FNMA, or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (FHLMC, or “Freddie Mac”). Other securities include direct agency obligations that finance the operations of Fannie Mae and Freddie Mac, and CMOs that support the acquisition, refinancing, or moderate rehabilitation of multifamily housing communities.

We are particularly interested in making affordable-housing investments that support low-income communities. As of July 31, the Fund’s largest allocation within Housing was to Fannie Mae Delegated Underwriting and Servicing (DUS) bonds, mortgage-backed securities that finance low- and very low-income housing. These investments represented 3,958 multifamily rental housing units for low- and very low-income tenants. Of these, 92.4% (3,657 units) were designated for low-income households, defined as those below 60% of area median income. Nearly 1,200 of these units were reserved for very low-income households, with income below 50% of the median.

One of the major challenges for affordable multifamily housing is the cost of energy in rental apartments, which are less energy-efficient and typically have higher energy expenditures than those in owner-occupied units. Energy efficiency is an important consideration for low-income families, particularly because monthly expenses attributed to housing and utilities continue to increase over time. We therefore also seek investments in bonds that finance low-carbon, sustainable construction and retrofits, such as energy- and water-efficiency systems.

Current investments in Housing include:

FNMA Pool AN5557: This DUS bond provided financing to the Oakbrook Terrace housing complex in Orange, VA. Oakbrook Terrace has 80 housing units, all of which are designated for low-income households. The bond is also part of Fannie Mae’s Green Financing program, which requires that properties possess a

INVESTING FOR GOOD®

nationally recognized current Green Building Certification and/or make improvements that target reductions in energy and/or water use.

State of Oregon Sustainability Bond: The Fund recently invested in Oregon’s first series of Sustainability Bonds, which will help fund the State’s Local Innovation and Fast Track (LIFT) Affordable Housing Program. LIFT provides financing for new affordable housing projects in the State’s historically underserved communities and for households earning at or below 60% of Area Median Income. The proceeds from this issuance will be used to develop 500 units of affordable housing statewide, with a focus on stimulating economic growth and revitalizing underserved communities. The program will target populations of families, homeless and formerly homeless, veterans and elderly, as well as the State’s agriculture workforce, children and young adults under Department of Human Services programs, and those previously incarcerated or in alcohol and drug recovery programs.

Corporate Debt

We seek to invest in companies that responsibly address the key sustainability challenges and opportunities presented by their business models.

The Fund invests in bonds and bank loans of corporations that meet our social and environmental standards. Most of these are general-obligation bonds (meaning that the company may use the money for any legal purpose), but corporations may also issue bonds to raise proceeds to finance specific projects.3

Current investments in Corporate Debt include:

•

Liberty Property LP: This real estate investment trust develops and leases commercial properties. Liberty Property Trust has a strong commitment to sustainability, and has invested $4.1 billion in high-performance green development. It currently has 128 LEED projects certified or under construction, and recently developed the first procedure-based LEED Volume Program, which will ensure that all of its industrial developments achieve LEED certification.

•

Swedbank AB: The Fund holds a bond issued by Swedbank, a Swedish bank that has specific socially responsible investing and sustainability criteria that represent approximately 40% of its total assets under management.

3. Corporate-issued green bonds are classified under our Environment theme.

INVESTING FOR GOOD®

Economic and Community Development

We seek to support the creation of public goods essential to meeting the basic needs of society.

The Fund invests in municipal general obligations issued by cities, counties, and states across the U.S. We seek investments that support basic infrastructure and transportation systems, including energy-efficient transport and commuter systems that meet standards for climate integrity, improvements in highways and roads, and aviation-related financing. We also seek investments that support business and job creation, projects for nonprofit education facilities, and rural communities and agriculture. In all of these cases, we favor bonds that serve marginalized and low-income communities.

The Fund also has a long-standing commitment to supporting community development financial institutions (CDFIs). By placing deposits with CDFIs, we channel money directly to projects that serve neighborhoods and regions of great need through the creation of, among other things, low-income housing, loans to small-business entrepreneurs, financial literacy programs, and the provision of affordable financial services for those who lack access to the mainstream banking community.

Current investments in Economic and Community Development include:

•

Self-Help Credit Union and Self-Help Federal Credit Union: The Fund owns certificates of deposit with these two credit unions in the Self-Help family of organizations. Self-Help’s mission is to create and protect ownership and economic opportunity for all, especially minority, female-headed, rural, and low-income families.

Sovereign Debt: Why the Fund Does Not Invest in U.S. Treasuries

Our Economic and Community Development theme also includes debt issued by national governments (“sovereign debt”). For example, the Fund recently purchased obligations issued by the government of Japan.

We seek to avoid debt issued by non-democratic countries; countries with a significant record of systemic corruption; countries that fail to adequately protect press freedoms; and countries with significant human rights concerns, including human trafficking.

Our standards include a long-standing policy to exclude securities issued by the U.S. Department of the Treasury, primarily due to concerns about financing our nation’s nuclear weapons arsenal. Instead of investing in these general government obligations, the Fund invests in bonds issued by government agencies that serve purposes aligned with our goals. This primarily includes housing agency bonds, which have similar risk/return characteristics to U.S. Treasuries.

INVESTING FOR GOOD®

Investing and Banking for Impact

Your investments are one way you can have a positive impact on communities. Where you bank is another.

We do so with our own corporate banking. Domini Impact Investments LLC banks with Southern Bancorp, Inc. a CDFI serving impoverished areas in Arkansas and Mississippi. Southern combines traditional banking and lending services with financial-development tools and public-policy advocacy to promote economic development in underserved communities. The CDFI seeks to empower individuals to build net worth by supporting homeownership, entrepreneurship, and savings. We are proud to support their mission.

•

Cook County Community High School District No. 228: The Fund holds a qualified school construction bond issued by a public high school district that serves Bremen Township in Cook County, Illinois, located in the south suburbs of Chicago. Proceeds will be used to improve and repair school buildings and facilities, including building and equipping a new field-house and cafeteria, roof repair, security upgrades, health and safety improvements, HVAC renovations, and exterior improvements.

•

Pennsylvania Industrial Development Authority (PIDA): The Fund holds a municipal revenue bond issued by this component of the Pennsylvania state government. PIDA provides low-interest loans to local industrial development corporations (IDCs) for eligible businesses that commit to creating and/or retaining jobs. PIDA also lends to IDCs directly for the development of industrial parks and multi-tenant facilities.

Metropolitation Transportation Authority (MTA): The Fund holds a “Climate Bond Certified” green bond issued by New York’s MTA, which operates the bus, subway, and commuter train systems in the City of New York and its surrounding counties. Proceeds will be used to refinance debt from previous eligible transit and commuter capital projects.

•

Federal Farm Credit Banks (FFCB): The Fund holds two securities issued by FFCB to finance the Farm Credit System, a government-sponsored enterprise that provides capital to retail associations around the U.S. that lend to farmers, ranchers, rural homeowners, and agricultural cooperatives in their local communities.

Health, Well-Being, and Aging Society

We seek to support health equity through the financing of affordable, high-quality, and accessible health care across health systems. We

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consider health care to be a public good and acknowledge the limitations of private for-profit organizations in providing this good.

We seek to invest in public and private nonprofit healthcare and healthcare education facilities to help address the health needs of society at large and, in particular, the unmet needs of underserved communities. As population aging is expected to be one of the most significant social transformations of this century, we also seek investments that support health care, housing, and financial stability for aging communities, including bonds that finance continuing care retirement communities (CCRCs) and pension obligation bonds.

Current investments in Health, Well-Being, and Aging Society include:

•

Boston Medical Center Corporation: The Fund owns a general-obligation bond issued by this nonprofit, academic medical center, which provides health screenings, smoking cessation, preventative food pantry, and medical services to communities in the State of Massachusetts. It is New England’s largest safety net hospital. Fifty-seven percent of its patients are from underserved populations, and 32 percent do not speak English as their primary language.

•

Mary’s Woods at Marylhurst: The Fund holds a revenue bond issued by Wisconsin’s Public Finance Authority to raise proceeds lent to Mary’s Woods at Marylhurst, a nonprofit in Lake Oswego, Oregon. Mary’s Woods provides healthcare services for seniors, including independent and assisted living and home care services.

Kaiser Foundation Hospitals: The Fund holds a green bond issued by Kaiser Foundation Hospitals, an Oakland-based nonprofit. Kaiser offers preventative care, immunizations, emergency care, screening diagnostics, and pharmacy services in eight states and the District of Columbia. Proceeds are used to finance LEED Gold- or Platinum-certified medical facilities.

•

Indiana Finance Authority: This state agency offers effective financing solutions to facilitate state, local, and business investments in Indiana. The Fund holds a municipal revenue bond issued to finance the construction of a new public mental health facility that provides mental health care and addiction services for underserved populations.

Non-Housing Asset-Backed Securities

Asset-backed securities (ABS) can help provide responsible credit to underserved and unbanked borrowers.

In addition to mortgage-backed securities that support affordable and multi-family housing, the Bond Fund invests in various other types of

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asset-backed securities, including commercial mortgage-backed securities (CMBS) and auto loans. However, we are selective in both the issuers and the types of underlying assets involved. For example, we seek to avoid certain securities backed by student loans due to concerns over a series of abusive lending practices. Our due diligence includes monitoring regulatory trends, with a focus on consumer protection enforcement actions led by the Department of Justice, the Consumer Financial Protection Bureau, and other regulatory agencies.

Current investments in Non-Housing ABS include:

•

Hudson Yards: The Fund holds a CMBS that provides financing for Hudson Yards, a large-scale redevelopment project in Manhattan. The Hudson Yards Development Corporation is working with various City and State entities to plan, develop, and construct a subway extension, new rail yards, improvements to streets, parks and other infrastructure, and affordable housing development.

•	SBA Tower Trust: The Fund holds a security backed by North American wireless tower assets owned by SBA Communications, which owns and operates wireless communication infrastructure.

Environment

We seek to invest in bonds that support the transition to a low-carbon future.

The majority of the bonds classified under the Environment theme are labeled and unlabeled green bonds,4 which finance projects and activities that address climate change or serve other environmentally beneficial purposes. The Fund invests in bonds that help mitigate the impact of fossil fuels, and promote renewable energy and energy efficiency. We seek to avoid bonds that we determine to be overly aggressive in use of the term “green,” such as first-generation biofuels, waste-to-energy facilities that use toxic substances, or projects that prolong the use of fossil fuels, such as coal-power-plant refurbishment and carbon capture and sequestration.

Current investments in Environment include:

City of Toronto: The Fund owns a green bond issued by Toronto as part of its Green Debenture Program, established to leverage the City’s low borrowing interest rates to help finance capital projects that contribute to environmental sustainability. Proceeds from the bond will finance sustainable projects such as public transportation, renewable energy, water infrastructure, and green building.

4. Although the majority of the Fund’s green-bond investments are classified under Environment, some have been classified under other themes that we have determined to be their primary areas of impact. All of the green bonds highlighted in this report are noted with a  ..

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State of Massachusetts: The Fund owns a green bond issued by Massachusetts, which became the first of any U.S. state or local government to issue green bonds in 2013. Proceeds from this issuance are used for energy efficiency projects in State buildings, as well as stormwater management, open space protection, environmental remediation, river revitalization, and habitat restoration projects.

Toronto-Dominion Bank (TD): The Fund is invested in a corporate green bond issued by TD Bank to support projects in North America that contribute to the low-carbon economy through either renewable-energy generation, energy efficiency and management, or green infrastructure and sustainable land use.

Queensland Treasury Corporation: The Fund holds a green bond issued by the Queensland Treasury Corporation in Australia. Proceeds are expected to be invested in any one or more of the following projects: a light-rail link, electric trains, cycleways, and the Sunshine Coast solar farm.

The holdings discussed above can be found in the Portfolio of Investments of the Domini Impact Bond Fund, included herein. The composition of the Fund’s portfolio is subject to change.

An investment in the Domini Impact Bond Fund is not a bank deposit and is not insured. You may lose money. An investment in the Domini Impact Bond Fund is subject to credit, interest rate, liquidity, impact investing, and market risks.

The Domini Funds are not insured and are subject to market risks. Investment return, principal value, and yield may fluctuate. An investor’s shares when redeemed may be worth more or less than their original cost. You may lose money.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing contained herein is to be considered a recommendation concerning the merits of a noted company, or an offer of sale or a solicitation of an offer to buy shares of any Fund or company referenced in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Carefully consider the Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectus, which may be obtained by calling 1-800-582-6757, or at www.domini.com. Please read the prospectus carefully before investing. The Domini Funds are distributed by DSIL Investment Services LLC (DSILD), Member FINRA. Domini Impact Investments LLC (Domini) is the Funds’ investment manager. The Funds are subadvised by Wellington Management Company LLP. DSILD and Domini are not affiliated with Wellington Management Company LLP and Southern Bancorp, Inc. 9/18

DOMINI IMPACT EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests primarily in mid- and large-cap U.S. equities. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s subadviser. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington seeks to add value and manage risk through a systematic and disciplined portfolio construction process.

Market Overview:

U.S. equities posted strong positive gains during the twelve-month period ended July 31, 2018, with the S&P 500 Index returning 16.24%. Despite elevated political uncertainty at home and abroad, markets were supported by generally robust economic data and strong corporate earnings.

The S&P 500 peaked at an all-time high on January 26, but rising inflation risks and concerns over a global trade war caused a spike in market volatility, starting with a selloff in late January. By the final few months of the period, the market resumed its growth trajectory, supported by continued economic momentum and positive quarterly earnings announcements in July. U.S. gross domestic product (GDP) grew at a 4.1% annualized rate for the second quarter of 2018. The labor market continued to gain strength, with unemployment hitting an 18-year low of 3.8% in May, and small-business and consumer sentiment surveys painted an optimistic outlook for the economy. Due to low inventory and higher mortgage rates, housing market data was more mixed.

The Federal Reserve Bank (Fed) continued to tighten monetary policy during the period, hiking benchmark rates three times. Despite rising uncertainties over the sustainability of growth in light of broader macroeconomic risks — including ongoing trade tensions and slowing growth in Europe — the Fed lifted its economic growth forecast for 2018 and signaled the potential for two additional hikes this year.

Portfolio Performance:

The Domini Impact Equity Fund Investor shares returned 10.32% for the twelve-month period ended July 31, 2018, underperforming relative to the S&P 500 Index, which returned 16.24%.

Security selection was the primary driver of underperformance relative to the benchmark, with especially weak selection in the financials and health care sectors. Selection was also weak in information technology and telecommunication services, offsetting stronger selection in real estate and consumer discretionary.

Although the Fund generally does not deviate significantly from the benchmark’s sector weights, overall sector allocation detracted from relative results for the period. This was driven primarily by the Fund’s overweight to telecommunication services, which was the worst performing sector for the benchmark over the period and underweights to the outperforming consumer discretionary and energy sectors. The Fund maintains a significant underweight to the energy sector largely due to its exclusion of oil and gas exploration and production companies.*

From a market capitalization standpoint, security selection was particularly weak within mega-cap stocks, which have market caps greater than $50 billion, as well as within mid-cap stocks, which have market caps between $2 billion and $10 billion.

Over the last year, the Fund’s exposure to momentum and quality themes added to relative returns. Quality did particularly well in the first half of 2018 at the expense of valuation. The value factor was challenged for the trailing twelve-month period and was a primary driver of underperformance relative to the Fund’s public benchmark, the S&P 500 Index. Slight industry tilts such as an overweight to U.S. insurance and an underweight to U.S. health care providers & services industries also hurt relative performance during the period.

At a security level, the top contributors to relative performance were human resource consulting firm Robert Half International, discount department-store retailer Ross Stores, payments and technology company Mastercard, and orthodontic medical device company Align Technology. Relative results were also helped by the Fund not holding General Electric (GE) which declined 44.93% for the benchmark. GE is not approved for investment by the Domini Funds due to its involvement in nuclear technology and military weapons.

The largest detractors from relative results included engines and generators manufacturer Cummins, insurance groups Prudential Financial and Unum, and pharmacy retailer Walgreens Boots Alliance. Relative results were also hurt by the Fund being underweight to online retailer Amazon.com, which returned 79.12% during the period.

* Domini excludes companies included in the Integrated Oil & Gas or Oil & Gas Exploration & Production Industries as defined by the Global Industry Classification System (GICS).

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Alphabet Inc Cl A	4.0%	Gilead Sciences Inc	2.6%
Microsoft Corp	2.9%	Prudential Financial Inc	2.6%
Intel Corp	2.9%	PACCAR Inc	2.5%
Walgreens Boots Alliance Inc	2.7%	Apple Inc	2.5%
International Business Machines Corp	2.6%	Robert Half International Inc	2.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Impact Equity Fund’s Portfolio of Investments (as of 7/31/18), included herein. The composition of the Fund’s portfolio is subject to change.

The Fund is not insured and is subject to market, market segment, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards limited public information possible changes in taxation, and periods of illiquidity.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
As of 7/31/18	1 Year	10.32%	16.24%
	5 Year	9.18%	13.12%
	10 Year	8.45%	10.67%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INVESTOR SHARES (DSEFX) AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s net annual operating expenses totaled 1.09%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
As of 7/31/18	1 Year	5.12%	10.36%	16.24%
	5 Year	8.11%	9.17%	13.12%
	10 Year*	7.93%	8.45%	10.67%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS A SHARES (DSEPX) AND S&P 500 (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s annual operating expenses totaled 1.41% (gross)/1.09% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A shares to 1.09% until November 30, 2019, absent an earlier modification by the Fund’s Board. The Fund’s total return would be lower without these limits. For the period November 30, 2017 through June 14, 2018, the Fund’s adviser agreed to waive certain fees and/or reimburse certain ordinary expenses in order to limit Class A share expenses to 1.12%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
As of 7/31/18	1 Year	10.68%	16.24%
	5 Year	9.58%	13.12%
	10 Year*	8.45%	10.67%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND INSTITUTIONAL SHARES (DIEQX) AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s annual operating expenses totaled 0.74% (gross)/0.74% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional shares to 0.74% until November 30, 2018, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
As of 7/31/18	1 Year	10.71%	16.24%
	5 Year	9.51%	13.12%
	10 Year	8.80%	10.67%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT EQUITY FUND CLASS R SHARES (DSFRX) AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s net annual operating expenses totaled 0.80%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2018

SECURITY	SHARES	VALUE
Common Stocks – 99.3%
Consumer Discretionary – 11.3%
Amazon.com Inc (a)	4,513	$8,021,587
American Eagle Outfitters Inc	58,678	1,477,512
Best Buy Co Inc	147,903	11,097,162
Chipotle Mexican Grill Inc (a)	6,988	3,030,416
Comcast Corp Cl A	62,078	2,221,151
Deckers Outdoor Corp (a)	22,222	2,507,308
Foot Locker Inc	122,325	5,970,683
Gap Inc/The	24,442	737,415
Guess? Inc	91,109	2,064,530
Home Depot Inc/The	218	43,059
Hyatt Hotels Corp Cl A	71,426	5,587,656
Kohl’s Corp	212	15,660
L Brands Inc	219	6,936
Lear Corp	38,338	6,905,824
Lowe’s Cos Inc	364	36,160
Marriott International Inc/MD Cl A	18,809	2,404,543
Michael Kors Holdings Ltd (a)	235	15,682
NIKE Inc Cl B	376	28,918
NVR Inc (a)	271	747,806
Nordstrom Inc	38,549	2,020,353
RH (a)	19,178	2,605,523
Ralph Lauren Corp	120,239	16,229,860
Shutterfly Inc (a)	61,863	5,088,850
Starbucks Corp	414	21,689
Tapestry Inc	348	16,398
Target Corp	140,633	11,346,270
Tenneco Inc	36,698	1,691,778
Walt Disney Co/The	242	27,482

		91,968,211

Consumer Staples – 7.3%
Avon Products Inc (a)	2,873	4,568
Campbell Soup Co	191	7,812
Coca-Cola Co/The	292	13,616
Colgate-Palmolive Co	153	10,253
Costco Wholesale Corp	120	26,245
Estee Lauder Cos Inc/The Cl A	117,067	15,797,021
Flowers Foods Inc	44,655	910,962
General Mills Inc	175	8,061
JM Smucker Co/The	82,215	9,135,731
Kimberly-Clark Corp	141	16,054
Koninklijke Ahold Delhaize NV ADR	35,528	902,589
Kraft Heinz Co/The	223	13,436
Kroger Co/The	354,732	10,287,228
Mondelez International Inc Cl A	265	11,496
PepsiCo Inc	161	18,515
Procter & Gamble Co/The	155	12,536
Sysco Corp	248	16,668

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Walgreens Boots Alliance Inc	326,211	$22,058,388

		59,251,179

Financials – 17.3%
Aegon NV	249,349	1,633,236
Aflac Inc	236,852	11,023,092
Allstate Corp/The	25,949	2,468,269
American Express Co	191	19,008
Banco Santander Brasil SA	316,923	3,061,476
Bank of America Corp	623,083	19,240,803
Bank of Nova Scotia/The	57,539	3,409,186
Canadian Imperial Bank of Commerce	62,695	5,719,665
Capital One Financial Corp	32,159	3,033,237
DBS Group Holdings Ltd ADR	106,738	8,471,261
E*TRADE Financial Corp (a)	247,538	14,805,248
Intercontinental Exchange Inc	195	14,412
Invesco Mortgage Capital Inc	228,574	3,792,043
Lincoln National Corp	82,956	5,649,304
MFA Financial Inc	430,285	3,463,794
MGIC Investment Corp (a)	113,790	1,420,099
MetLife Inc	150,788	6,897,043
Morgan Stanley	292	14,764
ORIX Corp ADR	27,030	2,191,592
PNC Financial Services Group Inc/The	190	27,518
Park Hotels & Resorts Inc	262,054	8,197,049
Progressive Corp/The	82,138	4,929,101
Prudential Financial Inc	206,487	20,836,603
Radian Group Inc	106,390	2,037,369
Regions Financial Corp	43,728	813,778
Toronto-Dominion Bank/The	33,821	2,001,527
Two Harbors Investment Corp	295,454	4,579,537
US Bancorp	346	18,341
Woori Bank ADR	33,536	1,539,638

		141,307,993

Health Care – 13.2%
Align Technology Inc (a)	13,040	4,650,716
Amgen Inc	68,465	13,456,796
Baxter International Inc	89,121	6,456,816
Biogen Inc (a)	42,139	14,090,017
Bristol-Myers Squibb Co	274,387	16,120,236
Gilead Sciences Inc	268,565	20,902,414
Merck & Co Inc	260,001	17,126,266
Perrigo Co PLC	24,964	2,010,101
ResMed Inc	37,346	3,950,460
Varian Medical Systems Inc (a)	28,773	3,321,843
Waters Corp (a)	26,947	5,315,835

		107,401,500

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

SECURITY	SHARES	VALUE
Industrials – 10.9%
3M Co	115	$24,417
AGCO Corp	18,612	1,172,928
Applied Industrial Technologies Inc	11,105	828,988
Bombardier Inc Cl B (a)	606,661	2,283,133
Cummins Inc	133,912	19,123,973
FTI Consulting Inc (a)	19,062	1,505,136
HD Supply Holdings Inc (a)	54,852	2,412,391
Herman Miller Inc	39,497	1,494,961
JetBlue Airways Corp (a)	1,688	30,384
Korn/Ferry International	15,953	1,052,579
LSC Communications Inc	409	6,143
PACCAR Inc	309,251	20,323,976
Regal Beloit Corp	35,110	3,017,705
Robert Half International Inc	261,014	19,774,421
Terex Corp	71,769	3,166,448
Trinity Industries Inc	56,924	2,168,804
United Parcel Service Inc Cl B	131	15,706
WW Grainger Inc	29,570	10,247,779

		88,649,872

Information Technology – 27.2%
Advanced Micro Devices Inc (a)	3,150	57,740
Akamai Technologies Inc (a)	83,921	6,315,894
Alphabet Inc Cl A (a)	26,462	32,474,696
Apple Inc	105,824	20,137,249
Cisco Systems Inc	217,244	9,187,249
Citrix Systems Inc (a)	138,685	15,251,189
DXC Technology Co	117,747	9,977,881
First Solar Inc (a)	358	18,742
Intel Corp	483,973	23,279,101
International Business Machines Corp	146,839	21,281,376
Lam Research Corp	11,294	2,153,088
Mastercard Inc Cl A	99,846	19,769,508
Micron Technology Inc (a)	127,312	6,720,800
Microsoft Corp	224,524	23,817,506
Motorola Solutions Inc	201	24,381
NetApp Inc	120,808	9,365,036
Seagate Technology PLC	83,511	4,394,349
Total System Services Inc	49,004	4,485,826
Twitter Inc (a)	74,998	2,390,186
VMware Inc Cl A (a)	43,116	6,234,142
Western Digital Corp	62,538	4,387,041

		221,722,980

Materials – 3.5%
Alcoa Corp (a)	19,271	833,856
Domtar Corp	279,631	13,483,807
Louisiana-Pacific Corp	305,438	8,222,391
Nucor Corp	230	15,394

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

SECURITY	SHARES	VALUE

Materials (Continued)
Steel Dynamics Inc	128,436	$6,048,051
WestRock Co	256	14,843

		28,618,342

Real Estate – 2.1%
Host Hotels & Resorts Inc	299,358	6,268,557
Life Storage Inc	34,799	3,339,312
Mid-America Apartment Communities Inc	80,066	8,069,051

		17,676,920

Telecommunication Services – 3.2%
AT&T Inc	529,951	16,942,533
Rogers Communications Inc Cl B	18,626	947,505
TELUS Corp	72,044	2,631,100
Telephone & Data Systems Inc	182,230	4,601,308
Verizon Communications Inc	263	13,581
Vodafone Group PLC ADR	34,946	857,924

		25,993,951

Utilities – 3.3%
Avangrid Inc	184,747	9,248,435
Consolidated Edison Inc	220,724	17,421,745

		26,670,180

Total Investments – 99.3% (Cost $689,774,321) (b)		809,261,128

Other Assets, less liabilities – 0.7%		5,856,955

Net Assets – 100.0%		$815,118,083

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $690,159,709. The aggregate gross unrealized appreciation is $137,316,391 and the aggregate gross unrealized depreciation is $18,214,972, resulting in net unrealized appreciation of $119,101,419.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests primarily in mid- to large-cap equities across Europe, the Asia-Pacific region, and throughout the rest of the world. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s subadviser. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington seeks to add value and manage risk through a systematic and disciplined portfolio construction process.

Market Overview:

International equities posted positive gains during the twelve-month period ended July 31, 2018, with the MSCI EAFE Index (net)* returning 6.40%. Expanding economic growth, robust employment, and low inflation were key themes supporting the broad market rally.

Stocks rallied late in 2017 against a backdrop of supportive monetary policy, low unemployment, rising home values, and positive consumer and business sentiment. Early in 2018, markets encountered heightened volatility, with a sharp correction in global markets initially triggered by concerns about rising inflation in the U.S. Fears of a global trade war further unsettled financial markets after the Trump administration imposed stiff tariffs on steel and aluminum and announced plans to implement tariffs on Chinese imports, while also enacting tighter restrictions on acquisitions and technology transfers. Concerns escalated in the second quarter, as the U.S. threatened tariffs on European autos in response to the European Union’s retaliatory tariffs on American products. The U.S. also imposed additional levies on Chinese goods, and China vowed retaliatory tariffs.

Despite the announced tariffs and rising political instabilities, Eurozone economic confidence held firm, and strong corporate earnings helped support European equities. The European Central Bank (ECB) announced an end to quantitative easing, slated for December 2018, but kept a cautious tone, noting increased risks to the economic outlook and indicating that rates will not increase at least until summer 2019. The Bank of England hiked rates for the first time in ten years but noted that future rate hikes would depend on the stability of the Brexit transition.

Japan’s jobless rate fell to the lowest level in 25 years, helping to lift core inflation, but manufacturing weakened on higher input costs. The Bank of Japan (BOJ) pushed back against speculation that it would begin to unwind its fiscal stimulus, pledging “unlimited” purchases of government bonds to maintain its zero-interest-rate policy. The People’s Bank of China (PBOC) also maintained its accommodative stance and cut its reserve-requirement ratio for most banks by 100 basis points to free up lending to small businesses. Chinese manufacturing eased late in the period due to weaker exports, while new orders helped boost non-manufacturing activity.

The U.S. dollar ended flat versus most major currencies over the period. Questionable political support for a strong currency extended the dollar’s 2017 decline into early 2018, particularly given escalating trade tensions. However, the dollar rallied late in the period, supported by strong U.S. economic growth and rising inflation, as well as the Federal Reserve’s (Fed) persistent monetary tightening. Emerging-markets currencies bore the brunt of the sell-off, especially in countries with high debt refinancing needs and current account deficits perceived to be most vulnerable to U.S. tightening and changing global financial conditions.

Portfolio Performance:

The Domini Impact International Equity Fund Investor shares returned 2.08% for the twelve-month period ended July 31, 2018, underperforming relative to the MSCI EAFE Index (net), which returned 6.40%.

Security selection was the primary driver of underperformance relative to the benchmark. Strong selection within the consumer discretionary and consumer staples sectors was more than offset by weak selection within the information technology, industrials, materials, and health care sectors.

From an allocation perspective, sector positioning relative to the MSCI EAFE Index (net) detracted from relative results during the period. This was primarily attributable to the Fund’s underweight to the energy sector, which was the best performing sector in the benchmark during the period. The Fund maintains this underweight largely due to its exclusion of oil and gas exploration and production companies.**

From a regional perspective, poor security selection in Japan offset stronger selection in other developed Asia-Pacific and European markets. In Asia, selection was particularly strong in Singapore; while in Europe, strong selection in Sweden and Belgium helped offset weaker selection in the United Kingdom and Germany. The Fund’s out-of-benchmark emerging markets positions detracted from relative performance, driven primarily by exposure to Turkey and South Korea.

From a market capitalization standpoint, the Fund’s overweight to mid-cap securities — stocks with market caps between $2 billion and $10 billion, which outperformed for the benchmark for the period — was additive to relative results. However, weak selection among this group of stocks more than offset that benefit. Selection was also weak among mega-cap stocks, which have market caps greater than $50 billion.

Over the period, the Fund benefited overall from the submanager’s exposure to fair value and both its long-term and short-term momentum, most notably in Europe and Asia. Additional contributions to Fund performance resulted from an overweight position in European automobile stocks, and underweight positioning in Japanese bank stocks. Detractors from performance over the past year included an underweight to European equities. The positive exposure to pure value themes in Japan and Europe was the largest detractor to performance.

At a security level, the top contributors to relative performance were French luxury goods company Kering, the Central Japan Railway Company (“JR Central”), French automotive manufacturer Peugeot (PSA Groupe) British grocery retailer Sainsbury’s, and Singapore’s DBS Bank.

The largest detractors from relative results included Japanese social-networking company Mixi, British telecommunications company Vodafone, non-benchmark Turkish bank Türkiye Vakiflar Bankasi and Australian iron ore company Fortescue Metals Group. Relative results were also hurt by the Fund not holding British-Dutch oil and gas company Shell.**

*Reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes.

**Domini excludes companies included in the Integrated Oil & Gas or Oil & Gas Exploration & Production Industries as defined by the Global Industry Classification System (GICS).

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Sanofi	2.9%	Allianz SE	2.0%
Nissan Motor Co Ltd	2.2%	Novartis AG	2.0%
Central Japan Railway Co	2.2%	Kering SA	1.8%
Sandvik AB	2.1%	Koninklijke Ahold Delhaize NV	1.8%
Vodafone Group PLC	2.0%	Swisscom AG	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments (as of 7/31/2018) included herein. The composition of the Fund’s portfolio is subject to change.

An investment in the Fund is not a bank deposit and is not insured and is subject to market, market segment, style and foreign investing risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing security regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

*Other countries include South Africa (0.9%), Norway (0.7%), India (0.6%), China (0.5%), Mexico (0.5%), Panama (0.5%), Thailand (0.5%), Turkey (0.5%), Brazil (0.4%), United States (0.3%), Austria (0.2%), Finland (0.1%), Hungary (0.1%), Malaysia (0.1%), and Ireland (0.0%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	MSCI EAFE (NET)
As of 7/31/18	1 Year	2.08%	6.40%
	5 Year	6.70%	5.86%
	10 Year	4.03%	3.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INVESTOR SHARES (DOMIX) AND MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s net annual operating expenses totaled 1.43%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE (NET)
As of 7/31/18	1 Year	-2.85%	2.00%	6.40%
	5 Year	5.64%	6.68%	5.86%
	10 Year*	3.52%	4.03%	3.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES (DOMAX) AND MSCI EAFE (NET) (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s annual operating expenses totaled 1.50% (gross)/1.43% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A shares to 1.43% until November 30, 2019, absent an earlier modification by the Fund’s Board. For the period November 30, 2017 through June 14, 2018, the Fund’s adviser agreed to waive certain fees and/or reimburse certain ordinary expenses in order to limit Class A share expenses to 1.51%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	MSCI EAFE (NET)
As of 7/31/18	1 Year	2.58%	6.40%
	5 Year	7.13%	5.86%
	10 Year*	4.03%	3.43%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES (DOMOX) AND MSCI EAFE (NET)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s net annual operating expenses totaled 1.04%.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class Y shares	MSCI EAFE (NET)
As of 7/31/18	1 Year*	2.08%	6.40%
	5 Year*	6.70%	5.86%
	10 Year*	4.03%	3.43%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT INTERNATIONAL EQUITY FUND CLASS Y SHARES (DOMYX) AND MSCI EAFE (NET)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s net annual operating expenses totaled 1.13%. The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y shares to 1.15% until November 30, 2019, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact International Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Class Y Shares did not commence operations until July 23, 2018. All performance information for time periods beginning prior to July 23, 2018 is the performance of the Investor Shares. This performance has not been adjusted to reflect the lower expenses of the Class Y shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 99.9%
Australia – 4.4%
BlueScope Steel Ltd	Materials	961,203	$12,637,724
Dexus	Real Estate	1,051,983	7,897,115
Flight Centre Travel Group Ltd	Consumer Services	309,139	15,642,741
Fortescue Metals Group Ltd	Materials	3,756,021	12,224,026
Harvey Norman Holdings Ltd	Retailing	689,641	1,822,362
Mirvac Group	Real Estate	7,518,213	12,768,886

			62,992,854

Austria – 0.2%
Raiffeisen Bank International AG	Banks	84,100	2,806,009

			2,806,009

Belgium – 1.4%
Ageas	Insurance	186,584	10,013,461
UCB SA	Pharma, Biotech & Life Sciences	117,327	10,093,192

			20,106,653

Brazil – 0.4%
Banco do Brasil SA	Banks	248,999	2,154,171
Cyrela Brazil Realty SA Empreendimentos e Participacoes	Consumer Durables & Apparel	424,446	1,309,499
Hypera SA	Pharma, Biotech & Life Sciences	167,998	1,240,985
Itausa – Investimentos Itau SA	Banks	571,900	1,586,306

			6,290,961

China – 0.5%
Ping An Insurance Group Co of China Ltd	Insurance	254,743	2,372,048
Tingyi Cayman Islands Holding Corp	Food & Beverage	2,109,280	4,875,954

			7,248,002

Denmark – 2.1%
DSV A/S	Transportation	43,834	3,675,393
FLSmidth & Co A/S	Capital Goods	38,945	2,565,218
H Lundbeck A/S	Pharma, Biotech & Life Sciences	195,065	14,128,803
Orsted A/S	Utilities	107,340	6,629,291
Rockwool International A/S Cl B	Capital Goods	6,601	2,645,261

			29,643,966

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Finland – 0.1%
Valmet OYJ	Capital Goods	64,720	$1,345,379

			1,345,379

France – 15.0%
AXA SA	Insurance	946,122	23,853,871
BNP Paribas SA	Banks	222,215	14,423,679
Capgemini SE	Software & Services	107,081	13,707,432
Carrefour SA	Food & Staples Retailing	365	6,548
Cie de Saint-Gobain	Capital Goods	163,086	7,254,871
CNP Assurances	Insurance	202,651	4,735,177
Eiffage SA	Capital Goods	136,863	15,303,705
Eurazeo SA	Diversified Financials	2	155
Faurecia SA	Automobiles & Components	175,378	11,920,252
Kering SA	Consumer Durables & Apparel	48,457	25,769,610
Klepierre SA	Real Estate	93,587	3,526,698
Orange SA	Telecommunication Services	500,500	8,534,481
Peugeot SA	Automobiles & Components	755,153	21,702,467
Sanofi	Pharma, Biotech & Life Sciences	469,826	40,897,608
Schneider Electric SE	Capital Goods	74,160	5,956,079
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	275,530	5,950,001
Teleperformance	Commercial & Professional Services	46,031	8,434,783

			211,977,417

Germany – 5.4%
adidas AG	Consumer Durables & Apparel	70,336	15,560,142
AIXTRON SE (a)	Semiconductors & Semiconductor Equipment	80,112	1,153,339
Allianz SE	Insurance	129,804	28,736,917
CECONOMY AG	Retailing	734,217	6,034,765
Deutsche Boerse AG	Diversified Financials	48,336	6,373,843
Puma SE	Consumer Durables & Apparel	4,038	1,941,837
Vonovia SE	Real Estate	156,016	7,555,270
Wacker Chemie AG	Materials	58,983	8,581,113

			75,937,226

Hong Kong – 1.7%
CK Asset Holdings Ltd	Real Estate	1,115,592	8,545,807
Hongkong Land Holdings Ltd	Real Estate	506,800	3,690,552
Kerry Properties Ltd	Real Estate	851,179	4,318,876
Swire Properties Ltd	Real Estate	368,734	1,452,551
Wharf Holdings Ltd/The	Real Estate	1,372,526	4,545,047
Wheelock & Co Ltd	Real Estate	297,708	2,114,053

			24,666,886

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hungary – 0.1%
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	81,493	$1,473,890

			1,473,890

India – 0.6%
Infosys Ltd	Software & Services	368,453	7,332,925
Wipro Ltd	Software & Services	363,301	1,469,820

			8,802,745

Ireland – 0.0%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	0

			0

Italy – 2.0%
CNH Industrial NV	Capital Goods	459,099	5,392,830
Intesa Sanpaolo SpA	Banks	1,725,917	5,292,476
Poste Italiane SpA	Insurance	1,926,174	17,930,805

			28,616,111

Japan – 21.2%
Aeon Mall Co Ltd	Real Estate	63,985	1,119,684
Brother Industries Ltd	Technology Hardware & Equipment	448,072	9,130,061
Central Japan Railway Co	Transportation	146,483	30,475,091
Coca-Cola Bottlers Japan Holdings Inc	Food & Beverage	123,506	4,448,390
Dai Nippon Printing Co Ltd	Commercial & Professional Services	383,241	8,363,908
FUJIFILM Holdings Corp	Technology Hardware & Equipment	419,785	17,307,183
GungHo Online Entertainment Inc	Software & Services	1,248,060	2,661,560
Hachijuni Bank Ltd/The	Banks	1,127,837	4,966,659
K’s Holdings Corp	Retailing	765,107	8,604,673
Kose Corp	Household & Personal Products	70,748	13,545,722
KYORIN Holdings Inc	Pharma, Biotech & Life Sciences	60,597	1,232,447
Matsumotokiyoshi Holdings Co Ltd	Food & Staples Retailing	87,169	3,776,179
Medipal Holdings Corp	Health Care Equipment & Services	335,600	6,816,268
MINEBEA MITSUMI Inc	Capital Goods	105,825	1,897,132
Mitsubishi Estate Co Ltd	Real Estate	170,982	2,963,670
Mitsubishi Gas Chemical Co Inc	Materials	566,503	12,643,226
Mitsui Fudosan Co Ltd	Real Estate	560,607	13,390,107
Mixi Inc	Software & Services	302,213	7,949,709
MS&AD Insurance Group Holdings Inc	Insurance	267,005	8,169,142

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Murata Manufacturing Co Ltd	Technology Hardware & Equipment	20,324	$3,552,236
Nintendo Co Ltd	Software & Services	13,892	4,692,849
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	171,462	5,535,525
Nippon Telegraph & Telephone Corp	Telecommunication Services	29,995	1,385,826
Nissan Motor Co Ltd	Automobiles & Components	3,292,857	31,112,676
Nisshin Seifun Group Inc	Food & Beverage	199,686	3,908,482
Nomura Holdings Inc	Diversified Financials	242,788	1,149,871
Nomura Real Estate Holdings Inc	Real Estate	104,485	2,278,129
NTN Corp	Capital Goods	5,300	23,372
Ono Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	58,164	1,372,838
ORIX Corp	Diversified Financials	1,357,923	21,970,381
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	77,526	6,600,412
Seino Holdings Co Ltd	Transportation	379,939	6,628,424
Shimamura Co Ltd	Retailing	23,749	2,219,862
Sony Corp	Consumer Durables & Apparel	68,006	3,651,024
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	134,428	2,605,855
Suzuken Co Ltd/Aichi Japan	Health Care Equipment & Services	75,672	3,310,022
THK Co Ltd	Capital Goods	139,846	3,805,165
Tokyo Electron Ltd	Semiconductors & Semiconductor Equipment	11,109	1,945,232
Toppan Printing Co Ltd	Commercial & Professional Services	1,082,717	8,321,432
Toyo Seikan Group Holdings Ltd	Materials	348,727	6,423,650
Yamada Denki Co Ltd	Retailing	1,974,934	9,784,994
Yamazaki Baking Co Ltd	Food & Beverage	255,674	6,350,750
Zeon Corp	Materials	209,097	2,366,315

			300,456,133

Malaysia – 0.1%
Top Glove Corp Bhd	Health Care Equipment & Services	516,842	1,290,869

			1,290,869

Mexico – 0.5%
Grupo Financiero Banorte SAB de CV	Banks	961,201	6,696,829

			6,696,829

Netherlands – 7.0%
ABN AMRO Group NV	Banks	166,025	4,597,654
Aegon NV	Insurance	1,091,680	7,200,711

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands (Continued)
ASR Nederland NV	Insurance	123,306	$5,519,581
Coca-Cola European Partners PLC	Food & Beverage	195,850	8,076,854
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	976,496	24,847,814
Koninklijke DSM NV	Materials	125,374	13,370,351
Koninklijke Philips NV	Health Care Equipment & Services	465,368	20,441,683
NN Group NV	Insurance	335,786	14,842,952

			98,897,600

Norway – 0.7%
Orkla ASA	Food & Beverage	638,977	5,413,101
TGS NOPEC Geophysical Co ASA	Energy	135,049	5,154,833

			10,567,934

Panama – 0.5%
Copa Holdings SA Cl A	Transportation	71,790	6,988,039

			6,988,039

Singapore – 3.4%
ComfortDelGro Corp Ltd	Transportation	1,486,064	2,568,806
DBS Group Holdings Ltd	Banks	1,094,516	21,535,737
Oversea-Chinese Banking Corp Ltd	Banks	1,401,618	11,941,059
United Overseas Bank Ltd	Banks	591,255	11,757,820

			47,803,422

South Africa – 0.9%
Mondi Ltd	Materials	71,110	1,958,620
Nedbank Group Ltd	Banks	125,948	2,620,009
Old Mutual Ltd (a)	Insurance	3,471,711	7,938,830

			12,517,459

South Korea – 2.2%
BNK Financial Group Inc	Banks	337,867	2,709,446
Hankook Tire Co Ltd	Automobiles & Components	34,269	1,360,185
Industrial Bank of Korea	Banks	488,439	6,842,907
LG Display Co Ltd	Technology Hardware & Equipment	61,437	1,164,733
LG Electronics Inc	Consumer Durables & Apparel	18,303	1,226,812
LG Uplus Corp	Telecommunication Services	524,931	7,226,837
Shinsegae Inc	Retailing	15,135	4,491,474
Woori Bank	Banks	372,846	5,635,541

			30,657,935

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Spain – 2.2%
Aena SME SA	Transportation	118,345	$21,501,309
Banco Santander SA	Banks	2,078	11,681
Enagas SA	Energy	327,394	9,158,301

			30,671,291

Sweden – 5.0%
Alfa Laval AB	Capital Goods	269,829	7,422,866
Castellum AB	Real Estate	177,504	3,204,170
Essity AB Cl B	Household & Personal Products	97,230	2,433,931
Holmen AB Cl B	Materials	114,522	2,551,033
Industrivarden AB Cl C	Diversified Financials	190,791	4,021,485
Kinnevik AB Cl B	Diversified Financials	59,257	2,046,671
Sandvik AB	Capital Goods	1,621,851	29,678,240
SKF AB Cl B	Capital Goods	257,442	5,289,228
SSAB AB	Materials	419,784	2,072,253
Svenska Cellulosa AB SCA Cl B	Materials	1,135,011	11,752,447

			70,472,324

Switzerland – 8.1%
Baloise Holding AG	Insurance	57,924	9,034,014
Chocoladefabriken Lindt & Spruengli AG	Food & Beverage	1,722	11,873,408
Novartis AG	Pharma, Biotech & Life Sciences	335,886	28,192,398
OC Oerlikon Corp AG	Capital Goods	364,895	5,670,373
Swatch Group AG/The	Consumer Durables & Apparel	10,933	4,894,249
Swiss Life Holding AG	Insurance	40,411	14,492,714
Swisscom AG	Telecommunication Services	51,001	23,948,369
Temenos AG	Software & Services	31,965	5,145,591
Vifor Pharma AG	Pharma, Biotech & Life Sciences	60,245	11,397,262

			114,648,378

Taiwan – 2.0%
Asustek Computer Inc	Technology Hardware & Equipment	622,194	5,363,557
AU Optronics Corp	Technology Hardware & Equipment	8,780,292	3,800,030
Cathay Financial Holding Co Ltd	Insurance	1,198,415	2,066,783
E.Sun Financial Holding Co Ltd	Banks	2,577,338	1,798,709
Nanya Technology Corp	Semiconductors & Semiconductor Equipment	2,257,837	5,809,005
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	12,227,181	7,002,263
Walsin Technology Corp (a)	Technology Hardware & Equipment	169,320	1,928,309

			27,768,656

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Thailand – 0.5%
CP ALL PCL	Food & Staples Retailing	2,233,806	$5,052,417
Total Access Communication PCL	Telecommunication Services	1,715,129	2,115,713

			7,168,130

Turkey – 0.5%
Turkiye Garanti Bankasi AS	Banks	1,361,374	1,970,786
Turkiye Is Bankasi AS	Banks	1,668,836	1,731,791
Turkiye Vakiflar Bankasi TAO (a)	Banks	3,443,022	2,895,152

			6,597,729

United Kingdom – 10.9%
3i Group PLC	Diversified Financials	1,126,535	13,982,792
Berkeley Group Holdings PLC	Consumer Durables & Apparel	161,860	7,917,637
Burberry Group PLC	Consumer Durables & Apparel	203,275	5,611,424
InterContinental Hotels Group PLC	Consumer Services	94,557	5,832,616
J Sainsbury PLC	Food & Staples Retailing	4,244,620	18,190,987
Next PLC	Retailing	127,895	9,951,112
Persimmon PLC	Consumer Durables & Apparel	144,634	4,701,296
Petrofac Ltd	Energy	901,230	7,242,395
Royal Mail PLC	Transportation	1,652,964	10,163,753
Segro PLC	Real Estate	1,379,643	12,018,177
Smith & Nephew PLC	Health Care Equipment & Services	630,987	10,918,293
Taylor Wimpey PLC	Consumer Durables & Apparel	2,145,941	4,921,643
Unilever PLC	Household & Personal Products	237	13,530
Vodafone Group PLC	Telecommunication Services	11,772,834	28,743,064
Wm Morrison Supermarkets PLC	Food & Staples Retailing	4,129,193	14,149,871

			154,358,590

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United States – 0.3%
Cimpress NV (a)	Commercial & Professional Services	27,346	$3,994,430

			3,994,430

Total Investments – 99.9% (Cost $1,332,786,535) (b)			1,413,463,847

Other Assets, less liabilities – 0.1%			885,058

Net Assets – 100.0%			$1,414,348,905

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $1,346,918,962. The aggregate gross unrealized appreciation is $136,239,363 and the aggregate gross unrealized depreciation is $69,694,478, resulting in net unrealized appreciation $66,544,885.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Performance Commentary (Unaudited)

The Fund invests primarily in investment-grade fixed-income securities, including government, corporate, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company. Domini sets social and environmental guidelines and objectives for each asset class, and develops an approved universe of issuers and securities, and Wellington utilizes proprietary analytical tools to manage the portfolio.

Market Overview:

U.S. core fixed-income markets generated negative total returns over the trailing twelve months ended July 31, 2018, as rising U.S. Treasury yields and widening investment-grade corporate credit spreads more than offset the impact of coupon income. The Bloomberg Barclays U.S. Aggregate (BBUSA) Bond Index declined 0.80% during the period.

Escalating geopolitical tensions supported core government bonds over the first half of the period, and U.S. Treasury yields declined. However, the anticipated inflationary impact of U.S. trade tariffs, coupled with the Federal Reserve Bank’s (Fed) continued monetary policy normalization, pushed Treasury yields higher over the second half of the period, despite elevated political uncertainty in Europe.

Even as credit spreads widened, investment-grade credit outperformed against a backdrop of generally strong global economic data and positive corporate earnings trends. Investment-grade corporate spreads widened seven basis points, according to Bloomberg Barclays index data, amid concerns over increased leverage from a pickup in mergers-and-acquisitions activity, higher currency hedging costs, and less demand for credit as U.S. companies repatriated overseas funds. High-yield corporate spreads, on the other hand, tightened sixteen basis points, as lower-rated bonds benefitted from continued demand for yield-producing assets and a lack of supply.

Portfolio Performance:

The Domini Impact Bond Fund Investor shares returned -0.74% for the twelve-month period ended July 31, 2018, modestly outperforming relative to the BBUSA, which returned -0.80%.

Throughout the period, the Fund remained underweight to investment-grade credit in favor of high-yield credit and bank loans, where the submanager saw attractive valuations and low default expectations. These high-yield positions were among the top contributors to relative results. Within investment-grade credit, the Fund maintained an overweight to taxable municipals, which also had a strong positive contribution. Positioning within investment-grade credit was additive overall, with the strong positive contribution from taxable municipals only slightly offset by a negative impact from the Fund’s underweight to the energy sector.

The Fund’s positioning within securitized sectors also contributed positively to relative results. Within agency mortgage-backed securities (MBS), allocations to FNMA (“Fannie Mae”) Delegated Underwriting and Servicing (DUS) bonds and collateralized mortgage obligations (CMOs) were additive, while positioning within agency MBS passthrough securities detracted modestly. An allocation to high-quality commercial mortgage-backed securities (CMBS) was also additive.

During the period, the Fund used derivatives to help the implementation of the submanager’s overall investment strategy, including credit default swap indices, interest rate swaps, Consumer Price Index (CPI) swaps, currency futures, and currency forwards. The Fund’s positioning in below-investment-grade credit default swaps, used to manage risk exposures, contributed positively to relative performance. CPI swaps, used to position the Fund for rising inflation expectations, were also additive to relative results, as inflation expectations increased during the period. The Fund’s duration and yield-curve positioning detracted from relative results.

At the end of the period, the Fund implemented interest-rate positions around the benchmark, and remained positioned for rising inflation expectations, as the submanager continued to believe the market was underpricing inflation risks. The Fund was positioned with underweights to government bonds and investment-grade corporate credit in favor of taxable municipals and high-quality securitized sectors, including agency MBS and CMBS. The Fund also maintained an allocation to high-yield corporate credit and bank loans.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

During periods of rising interest rates, bond funds can lose value. Some of the Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations). TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s results.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	Bloomberg Barclays U.S. Aggregate Index
As of 7/31/18	1 Year	-0.74%	-0.80%
	5 Year	1.80%	2.25%
	10 Year	3.00%	3.73%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INVESTOR SHARES (DSBFX) AND BBUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s annual operating expenses totaled 1.10% (gross)/0.87% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor shares to 0.87% until November 30, 2018, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Bloomberg Barclays U.S. Aggregate Bond Index (“BBUSA”) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	Bloomberg Barclays U.S. Aggregate Index
As of 7/31/18	1 Year	-0.36%	-0.80%
	5 Year	2.04%	2.25%
	10 Year*	3.00%	3.73%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI IMPACT BOND FUND INSTITUTIONAL SHARES (DSBIX) AND BBUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated June 15, 2018, the Fund’s annual operating expenses totaled 0.96% (gross)/0.57% (net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional shares to 0.57% until November 30, 2018, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Impact Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Bloomberg Barclays U.S. Aggregate Bond Index (“BBUSA”) is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

*Institutional shares were not offered prior to 11/30/2011. All performance information for time periods beginning prior to 11/30/2011 is the performance of the Investor shares, which has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2018

	Principal Amount*	Value
Long Term Investments – 108.6%
Mortgage Backed Securities – 54.7%
Agency Collateralized Mortgage Obligations – 3.5%
Fannie Mae Connecticut Avenue Securities
5.614%, VR, 7/25/2029	120,000	$131,166
6.414%, VR, 5/25/2029	235,000	263,047
FHMS KBF1 A, 2.480%, VR, 7/25/2024	748,000	749,670
FHR 3877 LM, 3.500%, 6/15/2026	780,000	791,463
FNA 2017 M10 AV2, 2.561%, VR, 7/25/2024	740,000	717,012
FNR 2017 72 CD, 3.000%, 9/25/2047	200,766	196,618
FNR 2017 72 B, 3.000%, 9/25/2047	191,984	188,022
FNR 2012 17 BC, 3.500%, 3/25/2027	368,000	372,933
FREMF Mortgage Trust 144A, 3.647%, VR, 11/25/2050 (d)	120,000	114,551
144A, 3.675%, VR, 11/25/2049 (d)	250,000	243,241
144A, 3.675%, VR, 11/25/2049 (d)	90,000	84,402
144A, 3.726%, VR, 10/25/2049 (d)	120,000	113,907
144A, 3.726%, VR, 10/25/2049 (d)	40,000	37,064
144A, 3.835%, VR, 7/25/2049 (d)	224,000	221,452
144A, 3.844%, VR, 8/25/2027 (d)	90,000	86,449
144A, 3.880%, VR, 2/25/2050 (d)	100,000	97,417
144A, 3.944%, VR, 9/25/2049 (d)	85,000	82,403
144A, 3.981%, VR, 3/25/2027 (d)	70,000	68,425
144A, 4.022%, VR, 11/25/2032 (d)	67,000	54,004
144A, 4.073%, VR, 5/25/2027 (d)	155,000	152,449
144A, 3.753%, VR, 11/25/2050 (d)	220,000	208,790
144A, 3.753%, VR, 11/25/2050 (d)	65,000	60,059
144A, 3.972%, VR, 7/25/2049 (d)	175,000	170,749
144A, 4.034%, VR, 7/25/2027 (d)	136,000	133,339
STACR 2018 HRP1 M2 144A, 3.714%, VR, 4/25/2043 (d)	125,000	125,964

		5,464,596

Commercial Mortgage Backed Securities – 5.2%
BWAY Mortgage Trust 144A, 2.809%, 3/10/2033 (d)	153,123	150,161
Commercial Mortgage Trust
144A, 3.424%, 3/10/2031 (d)	640,000	643,069
144A, 3.726%, 3/10/2031 (d)	644,000	655,424
CSAIL Commercial Mortgage Trust, 3.808%, 11/15/2048	388,000	391,321
GS Mortgage Securities Trust 144A, 2.772%, VR, 7/15/2032 (d)	395,000	395,364
Hudson Yards 144A, 2.835%, 8/10/2038 (d)	1,000,000	936,497
JP Morgan Chase Commercial Mortgage Trust 144A, 4.128%, 7/5/2031 (d)	555,000	571,339
Madison Avenue Trust 144A, 3.188%, VR, 8/15/2034 (d)	729,000	711,013
Morgan Stanley BAML Trust
3.526%, 12/15/2047	180,167	178,768
4.051%, 4/15/2047	300,000	306,311
4.083%, VR, 7/15/2046	150,000	153,763
4.259%, VR, 10/15/2046	300,000	309,483

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Commercial Mortgage Backed Securities (Continued)
Morgan Stanley Capital I Trust 144A, 2.772%, VR, 11/15/2034 (d)	531,000	$530,834
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (d)	806,000	825,096
One Market Plaza Trust 144A, 3.614%, 2/10/2032 (d)	710,000	707,857
Park Avenue Trust 144A, 3.508%, 6/5/2037 (d)	712,000	695,053

		8,161,353

Federal Home Loan Mortgage Corporation – 8.1%
849167, 2.893%, VR, 10/1/2043 (c)	282,840	281,449
A12413, 5.000%, 8/1/2033 (c)	23,960	25,456
A37619, 4.500%, 9/1/2035 (c)	179,753	187,227
A87874, 4.000%, 8/1/2039 (c)	71,102	72,588
A89148, 4.000%, 10/1/2039 (c)	108,309	110,883
A89384, 4.000%, 10/1/2039 (c)	136,931	140,172
A89729, 4.000%, 11/1/2039 (c)	61,547	63,047
A93101, 5.000%, 7/1/2040 (c)	99,011	105,462
A93996, 4.500%, 9/1/2040 (c)	49,387	51,775
A94362, 4.000%, 10/1/2040 (c)	160,735	164,672
A94742, 4.000%, 11/1/2040 (c)	26,704	27,356
A95084, 4.000%, 11/1/2040 (c)	23,060	23,624
A95085, 4.000%, 11/1/2040 (c)	207,933	213,009
A95796, 4.000%, 12/1/2040 (c)	98,121	100,514
A97047, 4.500%, 2/1/2041 (c)	101,601	106,513
FHR 3806 L, 3.500%, 2/15/2026	847,000	859,406
FHR 3800 CB, 3.500%, 2/15/2026	383,000	388,811
FHR 3768 CB, 3.500%, 12/15/2025	343,000	347,703
G01779, 5.000%, 4/1/2035 (c)	31,250	33,292
G01828, 4.500%, 4/1/2035 (c)	147,993	154,208
G01837, 5.000%, 7/1/2035 (c)	205,157	218,627
G01838, 5.000%, 7/1/2035 (c)	35,256	37,555
G02424, 5.500%, 12/1/2036 (c)	138,035	149,479
G04997, 5.000%, 1/1/2037 (c)	125,372	133,123
G05052, 5.000%, 10/1/2033 (c)	13,150	14,036
G06079, 6.000%, 7/1/2039 (c)	131,683	144,333
G06990, 5.500%, 8/1/2040 (c)	186,877	201,440
G08347, 4.500%, 6/1/2039 (c)	318,459	333,388
G08499, 3.000%, 7/1/2042	81,111	78,906
G14599, 2.500%, 11/1/2027 (c)	199,739	194,539
G30614, 3.500%, 12/1/2032 (c)	307,507	310,690
J17791, 3.000%, 1/1/2027 (c)	272,979	271,056
J20118, 2.500%, 8/1/2027 (c)	71,437	69,577
Q00291, 5.000%, 4/1/2041 (c)	85,027	90,662
Q01807, 4.500%, 7/1/2036 (c)	170,569	177,762
Q06160, 4.000%, 2/1/2037 (c)	66,583	67,675
Q17103, 4.000%, 6/1/2041 (c)	13,598	13,822
Q33602, 3.000%, 5/1/2045 (c)	588,123	569,991
Z40004, 6.000%, 8/1/2036 (c)	20,982	22,905
FHLMC TBA 30 Yr, 3.500%, 8/13/2048 (b)	1,500,000	1,485,711

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Federal Home Loan Mortgage Corporation (Continued)
FHLMC TBA 30 Yr, 3.500%, 9/13/2048 (b)	1,500,000	$1,483,836
FHLMC TBA 30 Yr, 4.000%, 8/13/2048 (b)	3,100,000	3,147,533

		12,673,813

Federal National Mortgage Association – 30.4%
190370, 6.000%, 6/1/2036 (c)	95,208	104,217
469683, 3.540%, 11/1/2021 (c)	710,560	719,060
469879, 3.220%, 12/1/2021 (c)	973,120	975,422
471478, 2.610%, 8/1/2022 (c)	1,333,104	1,308,736
745044, 4.500%, 8/1/2035 (c)	43,058	44,926
745327, 6.000%, 3/1/2036 (c)	269,562	294,693
889529, 6.000%, 3/1/2038 (c)	45,203	49,694
890248, 6.000%, 8/1/2037 (c)	24,929	27,272
930672, 4.500%, 3/1/2039 (c)	157,150	164,704
932441, 4.000%, 1/1/2040 (c)	500,798	512,574
995082, 5.500%, 8/1/2037 (c)	87,361	94,600
995243, 4.500%, 8/1/2038 (c)	114,459	119,498
AA9846, 4.000%, 8/1/2039 (c)	71,026	72,697
AB1343, 4.500%, 8/1/2040 (c)	148,183	155,361
AB1763, 4.000%, 11/1/2030 (c)	29,537	30,245
AB4168, 3.500%, 1/1/2032 (c)	276,796	279,770
AB6472, 2.000%, 10/1/2027 (c)	258,976	249,443
AC1877, 4.500%, 9/1/2039 (c)	66,298	69,477
AC2817, 4.000%, 10/1/2039 (c)	41,148	42,116
AC5401, 5.000%, 10/1/2039 (c)	6,883	7,363
AC9564, 4.500%, 2/1/2040 (c)	63,637	66,721
AD1649, 4.000%, 3/1/2040 (c)	72,835	74,564
AD8033, 4.000%, 8/1/2040 (c)	24,747	25,331
AE0215, 4.000%, 12/1/2039 (c)	62,601	64,073
AE0216, 4.000%, 8/1/2040 (c)	143,288	146,688
AE0624, 4.000%, 11/1/2040 (c)	59,967	61,417
AE0625, 4.000%, 12/1/2040 (c)	85,226	87,591
AE4113, 4.000%, 10/1/2040 (c)	48,044	49,181
AE4192, 4.000%, 10/1/2040 (c)	221,851	227,409
AE5143, 4.000%, 11/1/2040 (c)	36,437	37,302
AI7951, 4.500%, 8/1/2036 (c)	56,298	58,709
AJ5974, 4.000%, 12/1/2036 (c)	47,475	48,602
AL0005, 4.500%, 1/1/2041 (c)	55,817	58,523
AL0049, 6.000%, 12/1/2035 (c)	50,060	54,743
AL1627, 4.500%, 9/1/2041 (c)	109,599	114,648
AM3278, 2.850%, 5/1/2023 (c)	693,932	682,334
AM4796, 3.300%, 12/1/2023 (c)	729,431	729,977
AM5146, 3.470%, 1/1/2024 (c)	549,494	554,105
AM5197, 4.200%, 1/1/2030 (c)	1,158,171	1,197,114
AM6266, 3.580%, 7/1/2030 (c)	956,725	943,627
AM7507, 3.080%, 12/1/2024 (c)	1,031,962	1,020,122
AM7598, 3.070%, 12/1/2024 (c)	1,373,544	1,356,965
AM7903, 3.380%, 1/1/2027 (c)	662,693	660,391

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Federal National Mortgage Association (Continued)
AM8148, 2.680%, 3/1/2027 (c)	994,344	$942,795
AM8659, 2.880%, 4/1/2031 (c)	1,244,907	1,148,716
AM9154, 3.180%, 6/1/2030 (c)	1,042,588	1,016,308
AM9239, 3.030%, 6/1/2025 (c)	959,817	944,422
AN1410, 3.010%, 5/1/2028	460,381	442,490
AN1767, 2.980%, 6/1/2031 (c)	964,105	909,791
AN1840, 2.450%, 6/1/2026 (c)	1,471,080	1,387,732
AN2787, 2.600%, 9/1/2028 (c)	1,150,000	1,065,730
AN2791, 2.440%, 9/1/2026 (c)	1,110,343	1,045,753
AN4301, 3.150%, 1/1/2027 (c)	2,109,700	2,067,067
AN5557, 2.900%, 5/1/2027 (c)	1,471,911	1,416,729
AN6744, 2.940%, 9/1/2027 (c)	1,500,000	1,439,341
AN7300, 3.290%, 11/1/2027 (c)	1,225,411	1,207,598
AN7540, 2.910%, 11/1/2027 (c)	1,500,000	1,430,597
AP9592, 3.500%, 10/1/2032 (c)	216,563	218,896
AR1524, 2.000%, 1/1/2028 (c)	206,314	197,437
AS3608, 2.500%, 12/1/2043 (c)	355,098	332,800
AS8449, 2.500%, 12/1/2031	38,390	37,194
AW4685, 2.627%, VR, 5/1/2044 (c)	131,680	131,682
AY3370, 2.500%, 4/1/2045	252,775	235,878
BC1171, 3.500%, 6/1/2046 (c)	2,056,119	2,043,893
BD1153, 3.000%, 8/1/2046	100,090	96,647
BD1165, 3.000%, 10/1/2046	1,489,578	1,438,319
BE1416, 2.500%, 11/1/2031	194,034	187,990
BE4435, 3.000%, 11/1/2046	2,275,621	2,197,336
BE8063, 3.000%, 12/1/2046	761,218	735,058
MA0639, 4.000%, 2/1/2041 (c)	117,057	119,827
MA0919, 3.500%, 12/1/2031 (c)	15,684	15,852
MA0949, 3.500%, 1/1/2032 (c)	154,273	155,930
MA1630, 4.000%, 10/1/2033 (c)	163,971	169,104
MA1931, 2.500%, 6/1/2024	462,341	458,716
FNMA TBA 30 Yr, 3.500%, 8/13/2048 (b)	4,421,000	4,380,688
FNMA TBA 30 Yr, 3.500%, 9/13/2048 (b)	4,300,000	4,256,734

		47,517,055

Government National Mortgage Association – 7.5%
GNMA II TBA 30 Yr, 3.500%, 8/21/2048 (b)	5,300,000	5,302,691
GNMA II TBA 30 Yr, 3.000%, 8/21/2048 (b)	3,300,000	3,217,371
GNMA II TBA 30 Yr, 4.500%, 8/21/2048 (b)	900,000	934,805
GNMA II TBA 30 Yr, 4.000%, 8/21/2048 (b)	2,200,000	2,249,328

		11,704,195

Total Mortgage Backed Securities (Cost $87,788,693)		85,521,012

Corporate Bonds and Notes – 23.6%
Communications – 1.7%
Altice France SA/France senior secured note 144A, 7.375%, 5/1/2026 (d)	200,000	198,500

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Communications (Continued)
AT&T Inc 2.997%, VR, 3/11/2019	350,000	$351,242
3.950%, 1/15/2025	445,000	438,915
4.750%, 5/15/2046	65,000	59,819
CBS Corp, 2.900%, 1/15/2027	400,000	358,010
Charter Communications Operating LLC / Charter Communications Operating Capital senior secured note, 6.484%, 10/23/2045	300,000	328,400
Cox Communications Inc 144A, 3.150%, 8/15/2024 (d)	165,000	156,667
144A, 3.850%, 2/1/2025 (d)	10,000	9,796
144A, 4.800%, 2/1/2035 (d)	200,000	187,233
Gray Television Inc 144A, 5.875%, 7/15/2026 (d)	200,000	196,000
Verizon Communications Inc, 3.376%, 2/15/2025	424,000	411,520

		2,696,102

Consumer Discretionary – 2.9%
Alibaba Group Holding Ltd, 2.800%, 6/6/2023	200,000	193,052
Amazon.com Inc 3.875%, 8/22/2037	200,000	199,674
4.800%, 12/5/2034	325,000	360,624
Aptiv PLC 3.150%, 11/19/2020	240,000	237,522
AutoNation Inc, 5.500%, 2/1/2020	500,000	515,740
Delphi Corp 4.150%, 3/15/2024	401,000	401,522
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (d)	500,000	498,044
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	530,285
Lennar Corp, 4.125%, 1/15/2022	245,000	243,775
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	492,637
Northeastern University, 5.285%, 3/1/2032	100,000	109,973
O’Reilly Automotive Inc, 3.800%, 9/1/2022	155,000	156,409
Toll Brothers Finance Corp, 4.350%, 2/15/2028	600,000	540,750

		4,480,007

Consumer Staples – 0.6%
JM Smucker Co/The, 4.250%, 3/15/2035	380,000	358,452
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (d)	530,000	531,988

		890,440

Financials – 9.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.500%, 5/26/2022	450,000	441,773
AIA Group Ltd 144A, 4.500%, 3/16/2046 (d)	325,000	338,408
Air Lease Corp, 3.875%, 4/1/2021	450,000	452,011
American Tower Corp, 5.000%, 2/15/2024	362,000	378,169
Aon PLC, 4.750%, 5/15/2045	225,000	227,986
AXA SA subordinated note, 8.600%, 12/15/2030	400,000	509,200
Boston Properties LP, 3.650%, 2/1/2026	430,000	418,045

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Financials (Continued)
BPCE SA 2.250%, 1/27/2020	500,000	$492,639
144A 4.875%, 4/1/2026 (d)	500,000	503,245
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000	710,782
Capital One Financial Corp subordinated note 3.750%, 7/28/2026	80,000	75,341
4.200%, 10/29/2025	155,000	152,141
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	375,000	375,483
Credit Agricole SA/London 144A, 4.125%, 1/10/2027 (d)	510,000	498,323
Crown Castle International Corp, 3.700%, 6/15/2026	300,000	284,340
Discover Financial Services, 3.750%, 3/4/2025	325,000	311,616
Duke Realty LP 3.625%, 4/15/2023	200,000	198,165
4.375%, 6/15/2022	250,000	256,615
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	586,130
Huntington Bancshares Inc/OH, 3.150%, 3/14/2021	425,000	421,754
ING Bank NV 144A, 2.000%, 11/26/2018 (d)	300,000	299,568
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	157,449
Liberty Property LP, 3.250%, 10/1/2026	165,000	153,306
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	98,531
Morgan Stanley subordinated note, 3.950%, 4/23/2027	210,000	202,614
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	283,728
Nuveen Finance LLC 144A, 4.125%, 11/1/2024 (d)	160,000	158,174
Regency Centers LP, 3.750%, 6/15/2024	300,000	294,544
Regions Financial Corp, 3.200%, 2/8/2021	500,000	497,530
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	243,736
4.700%, 9/15/2023	164,000	168,984
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (d)	650,000	660,911
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (d)	250,000	264,780
Swedbank AB
144A, 2.200%, 3/4/2020 (d)	650,000	640,128
144A, 2.800%, 3/14/2022 (d)	250,000	244,221
Toronto-Dominion Bank/The, 1.850%, 9/11/2020	500,000	487,751
Total System Services Inc, 4.000%, 6/1/2023	375,000	376,195
Turkiye Sinai Kalkinma B 144A, 5.500%, 1/16/2023 (d)	200,000	171,575
Unum Group, 3.000%, 5/15/2021	180,000	176,729
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	489,484
Ventas Realty LP, 3.500%, 2/1/2025	500,000	479,765
Welltower Inc, 5.250%, 1/15/2022	400,000	417,624

		14,599,493

Health Care – 4.4%
Allergan Funding SCS, 3.000%, 3/12/2020	420,000	418,440
Allina Health System, 4.805%, 11/15/2045	660,000	722,955
Biogen Inc, 5.200%, 9/15/2045	400,000	430,740
Boston Medical Center Corp, 4.519%, 7/1/2026	705,000	714,169

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Health Care (Continued)
Celgene Corp, 3.875%, 8/15/2025	325,000	$321,379
Children’s Hospital Corp/The, 4.115%, 1/1/2047	230,000	230,344
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	298,870
Dignity Health
4.500%, 11/1/2042	408,000	388,785
5.267%, 11/1/2064	500,000	501,856
Kaiser Foundation Hospitals, 3.150%, 5/1/2027	185,000	177,334
Mayo Clinic, 4.128%, 11/15/2052	165,000	168,490
McLaren Health Care Corp, 4.386%, 5/15/2048	590,000	585,122
Memorial Sloan-Kettering Cancer Center
4.125%, 7/1/2052	200,000	199,018
4.200%, 7/1/2055	60,000	61,043
New York and Presbyterian Hospital/The
4.024%, 8/1/2045	365,000	359,924
4.063%, 8/1/2056	250,000	243,613
Ochsner Clinic Foundation, 5.897%, 5/15/2045	400,000	484,965
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	394,028
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	270,526

		6,971,601

Industrials – 2.0%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	412,597
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	770,108
Core & Main LP 144A, 6.125%, 8/15/2025 (d)	45,000	43,425
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	194,121
Mexico City Airport Trust senior secured note 144A, 3.875%, 4/30/2028 (d)	255,000	234,345
Ryder System Inc
2.350%, 2/26/2019	500,000	498,556
2.500%, 5/11/2020	145,000	143,012
SBA Tower Trust 144A, 3.168%, 4/9/2047 (d)	290,000	285,323
United Rentals North America Inc, 4.625%, 7/15/2023	500,000	503,125

		3,084,612

Materials – 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc senior secured note 144A, 4.250%, 9/15/2022 (d)	260,000	256,100
WestRock Co 144A, 3.000%, 9/15/2024 (d)	375,000	354,902

		611,002

Technology – 1.1%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.625%, 1/15/2024	355,000	343,875
Microchip Technology Inc senior secured note 144A, 4.333%, 6/1/2023 (d)	235,000	235,174
Microsoft Corp, 3.700%, 8/8/2046	395,000	384,612
Pitney Bowes Inc, 3.625%, 9/15/2020	265,000	264,006
Xerox Corp, 5.625%, 12/15/2019	475,000	487,741

		1,715,408

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Utilities – 1.2%
Aegea Finance Sarl 144A, 5.750%, 10/10/2024 (d)	370,000	$357,050
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	500,000	492,343
Greenko Dutch BV senior secured note 144A, 5.250%, 7/24/2024 (d)	545,000	520,475
Public Service Co of Colorado, 4.100%, 6/15/2048	500,000	504,635

		1,874,503

Total Corporate Bonds and Notes (Cost $37,494,961)		36,923,168

Municipal Bonds – 11.8%
American Municipal Power Inc, 6.270%, 2/15/2050	490,000	614,548
Bay Area Toll Authority
6.918%, 4/1/2040	125,000	169,288
7.043%, 4/1/2050	325,000	474,962
Cincinnati City School District, 3.375%, 6/1/2026	500,000	500,340
City of Chicago, IL
6.207%, 1/1/2032	250,000	255,783
7.045%, 1/1/2029	55,000	58,973
7.375%, 1/1/2033	250,000	282,273
City of Los Angeles Department of Airports, 3.887%, 5/15/2038	140,000	140,431
Commonwealth Financing Authority, 3.781%, 6/1/2031	500,000	490,885
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	118,141
Cook County Community High School District No 228 Bremen, 5.019%, 12/1/2041 (Insurer: AGM)	435,000	478,957
County of Sacramento CA, 5.730%, VR, 8/15/2023 (Insurer: NATL)	340,000	362,035
County of San Bernardino CA, 6.020%, 8/1/2023 (Insurer: AGM)	315,000	328,882
District of Columbia, 4.125%, 7/1/2027	500,000	507,870
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	191,296
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	228,389
Inland Valley Development Agency, 5.500%, 3/1/2033 (Insurer: AGM)	70,000	76,659
Lancaster County Hospital Authority/PA
5.000%, 7/1/2024	165,000	181,911
5.000%, 7/1/2025	135,000	149,873
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	540,000	710,246
Maryland Health & Higher Educational Facilities Authority 3.968%, 7/1/2027	205,000	205,191
4.068%, 7/1/2028	240,000	239,957
Maryland Health & Higher Educational Facilities Authority, 4.168%, 7/1/2029	40,000	39,562
Massachusetts Development Finance Agency, 4.000%, 10/1/2027	100,000	102,859

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*	Value
Municipal Bonds (Continued)
Massachusetts Educational Financing Authority, 3.911%, 7/1/2025	315,000	$319,753
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	494,088
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	275,492
Metropolitan Transportation Authority, 5.000%, 11/15/2038	1,275,000	1,457,911
Michigan Finance Authority
2.267%, 4/1/2019	260,000	257,395
2.491%, 4/1/2020	250,000	243,235
Michigan Finance Authority, 2.741%, 4/1/2021	320,000	306,534
New Jersey Economic Development Authority, 3.882%, 6/15/2019	270,000	271,804
New Jersey Turnpike Authority, 7.102%, 1/1/2041	225,000	315,873
New Jersey Turnpike Authority, 7.414%, 1/1/2040	200,000	289,058
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	472,470
Oklahoma Development Finance Authority
4.650%, 8/15/2030 (Insurer: AGM)	130,000	136,366
5.450%, 8/15/2028	1,120,000	1,173,972
Oregon Health & Science University, 5.000%, 7/1/2045	350,000	387,195
Pennsylvania Industrial Development Authority 144A, 3.556%, 7/1/2024 (d)	505,000	488,885
Public Finance Authority
144A 3.000%, 11/15/2022 (d)	360,000	360,641
144A 3.500%, 11/15/2023 (d)	185,000	186,426
Puerto Rico Commonwealth Government Employees Retirement System, 6.150%, 7/1/2038	825,000	360,938
Shelby County Health Educational & Housing Facilities Board 4.000%, 9/1/2021 (e)	250,000	247,495
4.000%, 9/1/2022 (e)	250,000	245,470
State of California, 7.625%, 3/1/2040	525,000	774,989
State of Illinois
3.860%, 4/1/2021	215,000	212,730
5.100%, 6/1/2033	335,000	325,727
5.547%, 4/1/2019	325,000	329,150
5.877%, 3/1/2019	540,000	548,321
State of Oregon, 3.724%, 5/1/2029	420,000	424,112
Washington State Housing Finance Commission, 4.000%, 1/1/2024	700,000	695,905

Total Municipal Bonds (Cost $18,541,321)		18,511,246

U.S. Government Agencies – 9.8%
Federal Farm Credit Banks, 3.660%, 3/7/2044	974,000	984,345
Fannie Mae, 1.500%, 6/22/2020 (c)	5,328,000	5,213,469
Fannie Mae, 5.625%, 7/15/2037 (c)	5,086,000	6,683,655

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*		Value
U.S. Government Agencies (Continued)
Federal Farm Credit Bank, 2.780%, 11/2/2037	2,730,000		$2,436,427

Total U.S. Government Agencies (Cost $15,849,675)			15,317,896

Senior Floating Rate Interests – 6.0%
Communications – 1.5%
Charter Communications Operating LLC term loan B, 4.080%, 4/30/2025	294,023		294,540
Mission Broadcasting Inc term loan B, 4.592%, 1/17/2024	25,233		25,296
Nexstar Broadcasting Inc term loan B, 4.592%, 1/17/2024	189,276		189,749
Numericable Group SA term loan B, 5.072%, 1/31/2026	735,098		720,856
Shutterfly Inc term loan B, 4.830%, 8/17/2024	135,000		135,776
Sprint Communications Inc term loan B, 4.625%, 2/2/2024	404,875		405,432
Univision Communications Inc, 4.827%, 3/15/2024	481,643		468,360
Zayo Group LLC, 4.327%, 1/19/2024	100,095		100,577

			2,340,586

Consumer Discretionary – 1.2%
American Builders & Contractors Supply Co Inc term loan B, 4.349%, 10/31/2023	888,750		886,073
ASGN Inc term loan B, 4.077%, 6/5/2022	255,927		256,447
Crown Finance US Inc term loan, 4.577%, 2/28/2025	189,525		189,183
Crown Holdings Inc. term loan B, 4.077%, 4/3/2025	100,000		100,438
Harbor Freight Tools USA Inc, 4.577%, 8/19/2023	236,500		235,964
KAR Auction Services Inc term loan B, 4.625%, 3/9/2023	115,370		115,803
Wyndham Hotels & Resorts Inc term loan B, 3.827%, 5/30/2025	130,000		130,453

			1,914,361

Consumer Staples – 0.5%
CHG PPC Parent LLC term loan B, 4.827%, 3/31/2025	100,000		100,063
Coty Inc term loan B, 4.347%, 4/7/2025	610,400		598,192
Diamond BC BV term loan, 5.077%, 9/6/2024	149,250		147,073

			845,328

Financials – 1.0%
Blackhawk Network Holdings Inc term loan B, 5.072%, 6/15/2025	180,000		180,630
DTZ US Borrower LLC term loan, 5.558%, 11/4/2021	485,000		485,404
Iron Mountain Inc term loan B, 3.827%, 1/2/2026	144,638		143,191
Nets Holding A/S term loan B, 3.250%, 2/6/2025	176,389	EUR	204,693
Russell Investments US Institutional Holdco Inc term loan, 5.327%, 6/1/2023	441,000		443,150
USI Inc/NY term loan B, 5.334%, 5/16/2024	173,688		173,511

			1,630,579

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*		Value
Industrials – 0.2%
Blitz F18 675 Gmbh term loan B, 0.000%, 6/28/2025 (f)	255,000	EUR	$297,897

			297,897

Materials – 0.2%
Nexeo Solutions LLC term loan B, 5.592%, 6/9/2023	279,337		281,345

			281,345

Technology – 1.4%
Almonde Inc term loan B, 5.807%, 6/13/2024	272,937		269,483
CDW LLC term loan, 3.830%, 8/17/2023	482,521		483,328
Dell International LLC, 4.080%, 9/7/2023	252,579		252,917
Go Daddy Operating Co LLC term loan B, 4.327%, 2/15/2024	252,176		252,964
MA FinanceCo LLC term loan B, 4.577%, 6/21/2024	30,158		30,064
MaxLinear Inc term loan B, 4.572%, 5/12/2024	231,247		231,536
ON Semiconductor Corp term loan B, 3.827%, 3/31/2023	169,394		169,794
Seattle SpinCo Inc term loan B, 4.577%, 6/21/2024	203,667		203,030
SS&C European Holdings SARL term loan B, 4.577%, 4/16/2025	62,369		62,670
SS&C Technologies Inc term loan B, 4.577%, 4/16/2025	162,598		163,383

			2,119,169

Total Senior Floating Rate Interests (Cost $9,437,951)			9,429,265

Foreign Government & Agency Securities – 1.6%
City of Toronto Canada, 3.200%, 8/1/2048	1,050,000	CAD	783,008
Province of Ontario Canada, 1.950%, 1/27/2023	1,000,000	CAD	748,072
Province of Quebec Canada, 1.650%, 3/3/2022	815,000	CAD	609,948
Queensland Treasury Corporation 144A, 3.000%, 3/22/2024	500,000	AUD	378,496

Total Foreign Government & Agency Securities (Cost $2,551,512)			2,519,524

Asset Backed Securities – 0.8%
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000		92,095
2.160%, 12/15/2021	135,000		132,485
2.200%, 6/15/2022	75,000		73,206
2.560%, 2/15/2022	260,000		255,867
2.700%, 10/16/2023	250,000		244,733
CNH Equipment Trust 2016-C, 1.930%, 3/15/2024	20,000		19,488
SBA Tower Trust 144A, 3.869%, VR, 10/15/2049 (d)	500,000		503,064

Total Asset Backed Securities (Cost $1,334,827)			1,320,938

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Principal Amount*		Value
Certificates of Deposit – 0.3%
Self-Help Credit Union, 1.150%, 9/16/2019	250,000		$246,454
Self-Help Federal Credit Union, 1.150%, 3/18/2019	250,000		248,487

Total Certificates of Deposit (Cost $500,000)			494,941

Total Long Term Investments (Cost $173,498,940)			170,037,990

Short Term Investments – 7.2%
U.S. Government Agency Obligations – 4.0%
Federal Home Loan Discount Notes, 0.000%, 9/5/2018 (a)	3,545,000		3,538,416
Federal Home Loan Discount Notes, 0.000%, 9/26/2018 (a)	2,750,000		2,741,830

Total U.S. Government Agency Obligations (Cost $6,280,027)			6,280,246

Foreign Government & Agency Securities – 3.2%
Japan Treasury Discount Bill, 0.000%, 10/9/2018	550,000,000	JPY	4,914,545

Total Foreign Government & Agency Securities (Cost $4,875,845)			4,914,545

Total Short Term Investments (Cost $11,155,872)			11,194,791

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

	Notional Amount	Value
Options Purchased – 0.1%
Deutsche Bank:
Pay fixed 3.200%, receive float 3-month USD LIBOR BBA Expires 5/30/2019 (e)	4,190,000	$63,366
Pay fixed 3.200%, receive float 3-month USD LIBOR BBA Expires 5/30/2019 (e)	4,080,000	61,703

Total Options Purchased (Cost $123,642)		125,069

Total Investments – 115.9% (Cost $184,778,454) (b)		181,357,850

Other Liabilities, less assets – (15.9)%		(24,844,990)

Net Assets – 100.0%		$156,512,860

* The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) The aggregate cost for book and federal income purposes is $184,947,063. The aggregate gross unrealized appreciation is $723,984, and the aggregate gross unrealized depreciation is $4,313,197, resulting in net unrealized depreciation of $3,589,213.

(b) A portion or all of the security was purchased as a when issued or delayed delivery security.

(c) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(d) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(e) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

(f) Represents an unsettled loan contract. The coupon rate will be determined at time of settlement.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on July 31, 2018.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2018, the aggregate value of these securities was $18,638,239, representing 11.9% of net assets.

AGM — Assured Guaranty Municipal Corporation

NATL — National Public Finance Guarantee Corporation

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

At July 31, 2018, the Fund had the following forward currency contracts outstanding.

Counterparty	Currency	Contract Type	Settlement Date	Value	Unrealized Appreciation (Depreciation)
BNP Parabas SA	AUD	Sell	9/19/2018	$371,022	$7,975
Goldman Sachs International	CAD	Sell	9/19/2018	1,389,789	1,196
Royal Bank of Canada	CAD	Sell	9/19/2018	804,817	(13,483)
Australia and New Zealand Bank	JPY	Sell	10/9/2018	4,936,120	(34,181)

				$7,501,748	$(38,493)

At July 31, 2018, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Long Gilt 10 YR (Short)	12	$(1,472,160)	9/26/2018	$784
CAN 10 YR (Long)	9	1,212,930	9/19/2018	(8,317)

				$(7,533)

At July 31, 2018, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Pay Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	$10,432,000	$9,857,443	$752,692
Pay Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.500%	Morgan Stanley/LCH	12/20/2027	6,965,000	6,665,027	403,704
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.000%	Morgan Stanley/LCH	12/20/2019	7,395,000	7,316,290	(78,238)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	12/20/2020	10,505,000	10,343,807	(133,849)
Pay Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.500%	Morgan Stanley/LCH	3/21/2048	1,219,000	1,084,697	1,904
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.755%	Morgan Stanley/LCH	9/19/2020	8,275,000	8,246,588	(321)

			$44,791,000	$43,513,852	$945,892

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2018

At July 31, 2018, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type
Counterparty	Payments made by the Fund	Payments received by the Fund	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$3,758,000	$3,916,224	$158,224
Deutsche Bank AG	2.004%	USA-CPI-U	1/15/2023	3,296,000	3,346,708	49,907

				$7,054,000	$7,262,932	$208,131

At July 31, 2018, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount(h)	Value(i)	Unrealized Appreciation (Depreciation)
Sell Protection (g):
CDX-NAHY Series 30, Version 1, 5 Year Index, fixed rate 5.00% (k)	Morgan Stanley/ICE	6/20/2023	$983,000	$1,051,936	$7,101
Buy Protection (g):
CDX-NAIG Series 30, Version 1, 5 Year Index, fixed rate 1.00% (j)	Morgan Stanley/ICE	6/20/2023	845,000	860,874	(1,005)
iTraxx Europe Series 29 Crossover, Version 1, 5 Year Index (EUR), fixed rate 5.00% (k)	Morgan Stanley/ICE	6/20/2023	665,000	852,802	(6,283)
iTraxx Europe Series 29, Version 1, 5 Year Index (EUR), fixed rate 1.00% (j)	Morgan Stanley/ICE	6/20/2023	1,120,000	1,335,290	(5,660)

			$3,613,000	$4,100,902	$(5,847)

ICE — Intercontinental Exchange

LCH — London Clearing House

(g) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(h) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j) Ratings of Moody’s/S&P — Baa1/BBB+

(k) Ratings of Moody’s/S&P — B1/B+

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2018 and held through July 31, 2018.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2018	Ending Account Value as of 7/31/2018	Expenses Paid During Period 2/1/2018 – 7/31/2018
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$979.79	$5.41[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.33	$5.51[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$979.67	$5.47[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.27	$5.58[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$981.41	$3.64[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.13	$3.71[1]
Domini Impact Equity Fund Class R Shares	Actual Expenses	$1,000.00	$981.10	$3.92[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.83	$4.00[1]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$923.17	$6.73[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.80	$7.06[2]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$922.80	$6.98[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.54	$7.32[2]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$924.50	$4.87[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.73	$5.11[2]
Domini Impact International Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$923.17	$5.39[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.19	$5.66[2]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$995.61	$4.32[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.47	$4.37[3]

Fund Name	Expenses	Beginning Account Value as of 2/1/2018	Ending Account Value as of 7/31/2018	Expenses Paid During Period 2/1/2018 – 7/31/2018
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$997.05	$2.82[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.97	$2.86[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Investor shares, or 1.11% for Class A shares, or 0.74% for Institutional Class, or 0.80% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Investor shares, or 1.46% for Class A shares, or 1.02% for Institutional shares, or 1.13% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Investor Shares, or 0.57% for Institutional Class, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2018

	Domini Impact Equity Fund	Domini Impact International Equity Fund
ASSETS
Investments at value (cost $689,774,321, and $1,332,786,535, respectively)	$809,261,128	$1,413,463,847
Cash	7,008,559	10,048,380
Foreign currency, at value (cost $0, and $746,253, respectively)	-	746,708
Receivable for securities sold	342,789	425,629
Receivable for capital shares	54,856	2,727,981
Dividend receivable	498,922	3,183,299
Tax reclaim receivable	3,722	1,363,899

Total assets	817,169,976	1,431,959,743

LIABILITIES
Payable for capital shares	1,111,444	14,982,993
Management /Sponsorship fee payable	474,809	1,048,409
Distribution fee payable	141,353	167,468
Other accrued expenses	323,940	1,030,988
Foreign tax payable	-	380,651
Distribution payable	347	329

Total liabilities	2,051,893	17,610,838

NET ASSETS	$815,118,083	$1,414,348,905

NET ASSETS CONSIST OF
Paid-in capital applicable to shares of beneficial interest, unlimited number of $0.00001 par value shares authorized	$625,635,808	$1,289,566,036
Undistributed net investment income (loss)	654,903	9,133,608
Accumulated net realized gain (loss)	69,340,565	35,032,411
Net unrealized appreciation (depreciation)	119,486,807	80,616,850

NET ASSETS	$815,118,083	$1,414,348,905

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (continued)

July 31, 2018

	Domini Impact Equity Fund	Domini Impact International Equity Fund
NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$668,818,356	$611,772,122

Outstanding shares of beneficial interest	27,663,593	70,168,614

Net asset value and offering price per share*	$24.18	$8.72

Class A Shares
Net assets	$7,464,139	$81,127,132

Outstanding shares of beneficial interest	308,843	8,838,067

Net asset value*	$24.17	$9.18

Maximum offering price per share (net asset value per share / (1-4.75%))	$25.37	$9.64

Institutional shares
Net assets	$120,376,461	$579,833,751

Outstanding shares of beneficial interest	4,977,935	66,662,177

Net asset value and offering price per share*	$24.18	$8.70

Class R shares
Net assets	$18,459,127

Outstanding shares of beneficial interest	763,364

Net asset value and offering price per share*	$24.18

Class Y shares
Net assets		$141,615,900

Outstanding shares of beneficial interest		16,252,729

Net asset value and offering price per share*		$8.71

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2018

	Domini Impact Equity Fund	Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $235,422, and $4,758,075, respectively)	$19,199,166	$41,569,976

Investment Income	19,199,166	41,569,976

EXPENSES
Management /Sponsorship fees	5,871,681	11,426,415
Distribution fees – Investor shares	1,703,155	1,713,367
Distribution fees – Class A shares	20,035	231,204
Transfer agent fees – Investor shares	665,191	964,139
Transfer agent fees – Class A shares	11,426	135,796
Transfer agent fees – Institutional shares	5,998	21,287
Transfer agent fees – Class R shares	1,937	-
Transfer agent fees – Class Y shares	-	3,880
Custody and Accounting fees	175,534	1,063,892
Registration fees – Investor shares	28,152	58,982
Registration fees – Class A shares	18,726	23,011
Registration fees – Institutional shares	19,619	100,633
Registration fees – Class R shares	18,835	-
Registration fees – Class Y shares	-	374
Professional fees	106,124	164,302
Miscellaneous	60,996	175,585
Shareholder Communication fees	60,045	132,543
Shareholder Service fees – Investor shares	54,812	44,346
Shareholder Service fees – Class A shares	804	10,778
Shareholder Service fees – Institutional shares	151	853
Shareholder Service fees – Class R shares	177	-
Shareholder Service fees – Class Y shares	-	-
Trustees fees	36,795	54,207

Total expenses	8,860,193	16,325,594
Fees waived and expenses reimbursed	(53,624)	-

Net expenses	8,806,569	16,325,594

NET INVESTMENT INCOME (LOSS)	10,392,597	25,244,382

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	91,214,019	55,378,335
Foreign currency	(8,286)	(315,918)

Net realized gain (loss)	91,205,733	55,062,417
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(17,064,089)	(61,668,087)
Translation of assets and liabilities in foreign currencies	(1,698)	(107,609)

Net change in unrealized appreciation (depreciation)	(17,065,787)	(61,775,696)

NET REALIZED AND UNREALIZED GAIN (LOSS)	74,139,946	(6,713,279)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,532,543	$18,531,103

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$10,392,597	$9,123,816
Net realized gain (loss)	91,205,733	54,924,202
Net change in unrealized appreciation (depreciation)	(17,065,787)	54,793,548

Net Increase (Decrease) in Net Assets Resulting from Operations	84,532,543	118,841,566

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(4,746,471)	(3,565,551)
Class A shares	(325,093)	(414,948)
Institutional shares	(2,441,449)	(3,170,592)
Class R shares	(1,091,049)	(2,673,873)
Distributions to shareholders from net realized gain:
Investor shares	(33,673,047)	(10,974,157)
Class A shares	(2,575,641)	(810,823)
Institutional shares	(13,519,409)	(5,617,485)
Class R shares	(8,050,960)	(4,749,954)

Net Decrease in Net Assets from Distributions and/or Dividends	(66,423,119)	(31,977,383)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	41,060,836	47,295,654
Net asset value of shares issued in reinvestment of distributions and dividends	64,190,173	30,817,443
Payments for shares redeemed	(169,946,588)	(216,646,740)
Redemption fees	6,670	5,397

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(64,688,909)	(138,528,246)

Total Increase (Decrease) in Net Assets	(46,579,485)	(51,664,063)

NET ASSETS
Beginning of period	$861,697,568	$913,361,631

End of period	$815,118,083	$861,697,568

Undistributed net investment income (loss)	$654,903	$-

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$25,244,382	$17,131,054
Net realized gain (loss)	55,062,417	14,169,549
Net change in unrealized appreciation (depreciation)	(61,775,696)	117,434,428

Net Increase (Decrease) in Net Assets Resulting from Operations	18,531,103	148,735,031

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(16,514,392)	(6,741,209)
Class A shares	(2,135,355)	(956,280)
Institutional shares	(15,242,059)	(4,421,473)
Class Y shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class Y shares	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(33,891,806)	(12,118,962)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	794,630,243	467,849,480
Net asset value of shares issued in reinvestment of distributions and dividends	22,168,564	8,708,204
Payments for shares redeemed	(451,631,004)	(155,565,756)
Redemption fees	15,600	16,669

Net Increase (Decrease) in Net Assets from Capital Share Transactions	365,183,403	321,008,597

Total Increase (Decrease) in Net Assets	349,822,700	457,624,666

NET ASSETS
Beginning of period	$1,064,526,205	$606,901,539

End of period	$1,414,348,905	$1,064,526,205

Undistributed net investment income (loss)	$9,133,608	$9,259,050

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017^		2016^		2015^		2014^
For a share outstanding for the period:
Net asset value, beginning of period	$23.18	^	$20.76		$22.70		$23.42		$19.62

Income from investment operations:
Net investment income (loss)	0.27	[3]	0.21	[3]	0.45		0.26	[3]	0.20
Net realized and unrealized gain (loss) on investments	2.09	[3]	2.69		(1.04)		0.93		3.73

Total income (loss) from investment operations	2.36		2.90		(0.59)		1.19		3.93

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.17)	^	(0.12)		(0.24)		(0.18)		(0.13)
Distributions to shareholders from net realized gain	(1.19)	^	(0.36)		(1.10)		(1.73)		-
Tax return of capital [3]	-		-		(0.01)		-		-

Total distributions	(1.36)		(0.48)		(1.35)		(1.91)		(0.13)

Redemption fee proceeds [3]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$24.18		$23.18		$20.76		$22.70		$23.42

Total return [2]	10.32%		14.07%		-2.47%		5.21%		20.07%
Portfolio turnover	78%		85%		91%		103%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$669		$675		$656		$752		$699
Ratio of expenses to average net assets	1.10%		1.14%		1.14%		1.16%		1.20%
Ratio of gross expenses to average net assets	1.10%		1.14%		1.14%		1.16%		1.20%
Ratio of net investment income (loss) to average net assets	1.15%		0.94%		2.06%		1.10%		0.80%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017^		2016^		2015^		2014^
For a share outstanding for the period:
Net asset value, beginning of period	$33.41	^	$34.01		$48.90		$64.35		$54.93

Income from investment operations:
Net investment income (loss)	0.31	[4]	0.32	[4]	1.53		0.56	[4]	1.16
Net realized and unrealized gain (loss) on investments	2.84	[4]	4.14		(3.19)		2.45		9.84

Total income (loss) from investment operations	3.15		4.46		(1.66)		3.01		11.00

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(1.35)	^	(1.72)		(3.02)		(2.41)		(1.58)
Distributions to shareholders from net realized gain	(11.04)	^	(3.34)		(10.21)		(16.05)		-
Tax return of capital [4]	-		-		(0.00)	[1]	-		-

Total distributions	(12.39)		(5.06)		(13.23)		(18.46)		(1.58)

Redemption fee proceeds	-		-		-		-		-

Net asset value, end of period	$24.17		$33.41		$34.01		$48.90		$64.35

Total return [2]	10.36%		13.97%		-2.61%		5.19%		20.17%
Portfolio turnover	78%		85%		91%		103%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$7		$8		$8		$11		$8
Ratio of expenses to average net assets	1.12%	[3]	1.16%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3]
Ratio of gross expenses to average net assets	1.38%		1.46%		1.41%		1.39%		1.54%
Ratio of net investment income (loss) to average net assets	1.14%		0.92%		2.00%		1.06%		0.83%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$24.46		$22.40		$25.95		$28.49		$23.94

Income from investment operations:
Net investment income (loss)	0.37		0.31	[4]	0.55		0.40	[4]	0.32
Net realized and unrealized gain (loss) on investments	2.17		2.87		(1.20)		1.11		4.60

Total income (loss) from investment operations	2.54		3.18		(0.65)		1.51		4.92

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.44)		(0.40)		(0.70)		(0.59)		(0.37)
Distributions to shareholders from net realized gain	(2.38)		(0.72)		(2.20)		(3.46)		-
Tax return of capital [4]	-		-		(0.00)	[1]	-		-

Total distributions	(2.82)		(1.12)		(2.90)		(4.05)		(0.37)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$24.18		$24.46		$22.40		$25.95		$28.49

Total return [2]	10.68%		14.51%		-2.14%		5.56%		20.59%
Portfolio turnover	78%		85%		91%		103%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$120		$157		$205		$237		$260
Ratio of expenses to average net assets	0.74%	[3]	0.79%		0.80%	[3]	0.80%	[3]	0.80%	[3]
Ratio of gross expenses to average net assets	0.76%		0.79%		0.81%		0.80%		0.81%
Ratio of net investment income (loss) to average net assets	1.52%		1.31%		2.40%		1.47%		1.19%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017^		2016^		2015^		2014^
For a share outstanding for the period:
Net asset value, beginning of period	$37.86	^	$39.86		$60.43		$82.35		$70.33

Income from investment operations:
Net investment income (loss)	0.41	[4]	0.51	[4]	3.15		0.96	[4]	6.43
Net realized and unrealized gain (loss) on investments	3.21	[4]	4.69		(5.08)		3.15		7.90

Total income (loss) from investment operations	3.62		5.20		(1.93)		4.11		14.33

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(2.00)	^	(2.57)		(4.50)		(3.79)		(2.31)
Distributions to shareholders from net realized gain	(15.30)	^	(4.63)		(14.14)		(22.24)		-
Tax return of capital [4]	-		-		(0.00)	[1]	-		-

Total distributions	(17.30)		(7.20)		(18.64)		(26.03)		(2.31)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$24.18		$37.86		$39.86		$60.43		$82.35

Total return [2]	10.71%		14.20%		-2.22%		5.55%		20.52%
Portfolio turnover	78%		85%		91%		103%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$18		$21		$44		$55		$49
Ratio of expenses to average net assets	0.80%	[3]	0.83%	[3]	0.82%		0.85%		0.90%
Ratio of gross expenses to average net assets	0.84%		0.85%		0.82%		0.85%		0.90%
Ratio of net investment income (loss) to average net assets	1.46%		1.28%		2.39%		1.41%		1.07%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

4 Based on average shares outstanding.

^ All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018 ( see Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$8.76		$7.38		$8.05		$8.26		$7.67

Income from investment operations:
Net investment income (loss)	0.16		0.15		0.12		0.13		0.14
Net realized and unrealized gain (loss) on investments	0.02		1.35		(0.53)		0.20		0.85

Total income (loss) from investment operations	0.18		1.50		(0.41)		0.33		0.99

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.22)		(0.12)		(0.07)		(0.11)		(0.25)
Distributions to shareholders from net realized gain	-		-		(0.19)		(0.43)		(0.15)

Total distributions	(0.22)		(0.12)		(0.26)		(0.54)		(0.40)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$8.72		$8.76		$7.38		$8.05		$8.26

Total return [2]	2.08%		20.61%		-5.12%		4.65%		13.15%
Portfolio turnover	68%		73%		89%		88%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$612		$595		$385		$320		$232
Ratio of expenses to average net assets	1.41%		1.46%		1.52%		1.59%		1.60%	[3]
Ratio of gross expenses to average net assets	1.41%		1.46%		1.52%		1.59%		1.62%
Ratio of net investment income (loss) to average net assets	1.81%		2.06%		1.59%		1.32%		1.43%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$9.21		$7.76		$8.45		$8.64		$8.00

Income from investment operations:
Net investment income (loss)	0.15		0.14		0.11		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.04		1.43		(0.54)		0.21		0.90

Total income (loss) from investment operations	0.19		1.57		(0.43)		0.35		1.04

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.22)		(0.12)		(0.07)		(0.11)		(0.25)
Distributions to shareholders from net realized gain	-		-		(0.19)		(0.43)		(0.15)

Total distributions	(0.22)		(0.12)		(0.26)		(0.54)		(0.40)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$9.18		$9.21		$7.76		$8.45		$8.64

Total return [2]	2.00%		20.44%		-5.07%		4.71%		13.16%
Portfolio turnover	68%		73%		89%		88%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$81		$85		$55		$51		$29
Ratio of expenses to average net assets	1.47%		1.52%	[3]	1.53%	[3]	1.57%	[3]	1.57%	[3]
Ratio of gross expenses to average net assets	1.47%		1.53%		1.59%		1.68%		1.82%
Ratio of net investment income (loss) to average net assets	1.63%		1.99%		1.47%		1.46%		1.51%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$8.74		$7.39		$8.07		$8.28		$7.66

Income from investment operations:
Net investment income (loss)	0.18		0.19		0.15		0.16		0.13
Net realized and unrealized gain (loss) on investments	0.05		1.32		(0.54)		0.21		0.89

Total income (loss) from investment operations	0.23		1.51		(0.39)		0.37		1.02

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.27)		(0.16)		(0.10)		(0.15)		(0.25)
Distributions to shareholders from net realized gain	-		-		(0.19)		(0.43)		(0.15)

Total distributions	(0.27)		(0.16)		(0.29)		(0.58)		(0.40)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$8.70		$8.74		$7.39		$8.07		$8.28

Total return [2]	2.58%		20.80%		-4.74%		5.24%		13.60%
Portfolio turnover	68%		73%		89%		88%		86%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$580		$384		$167		$61		$39
Ratio of expenses to average net assets	1.02%		1.07%		1.10%		1.15%	[3]	1.16%
Ratio of gross expenses to average net assets	1.02%		1.07%		1.10%		1.15%		1.16%
Ratio of net investment income (loss) to average net assets	2.22%		2.82%		2.22%		1.78%		1.82%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

For the Period July 23, 2018 (commencement of operations) through July 31, 2018
For a share outstanding for the period:
Net asset value, beginning of period	$8.56

Income from investment operations:
Net investment income (loss)	-
Net realized and unrealized gain (loss) on investments	0.15

Total income (loss) from investment operations	0.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-
Distributions to shareholders from net realized gain	-

Total distributions	-

Redemption fee proceeds	-

Net asset value, end of period	$8.71

Total return [1]	1.75%
Portfolio turnover	68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$142
Ratio of expenses to average net assets	1.13%
Ratio of gross expenses to average net assets	1.13%
Ratio of net investment income (loss) to average net assets	0.32%

1 Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust (formerly Domini Social Investment Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises three separate series: Domini Impact Equity Fund (formerly, Domini Social Equity Fund), Domini Impact International Equity Fund (formerly, Domini International Social Equity Fund), and Domini Impact Bond Fund (formerly Domini Social Bond Fund) (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 94 of this report. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini Impact International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares. Class A, Institutional and Class Y shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008, November 30, 2012, and June 15, 2018 respectively. The Investor shares, Institutional shares, Class R shares and Class Y shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. Class Y shares may only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$91,968,211	$-	$-	$91,968,211
Consumer Staples	59,251,179	-	-	59,251,179
Financials	141,307,993	-	-	141,307,993
Health Care	107,401,500	-	-	107,401,500
Industrials	88,649,872	-	-	88,649,872
Information Technology	221,722,980	-	-	221,722,980
Materials	28,618,342	-	-	28,618,342
Real Estate	17,676,920	-	-	17,676,920
Telecommunication Services	25,993,951	-	-	25,993,951
Utilities	26,670,180	-	-	26,670,180

Total	$809,261,128	$-	$-	$809,261,128

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$1,309,499	$206,675,853	$-	$207,985,352
Consumer Staples	13,129,271	113,834,667	-	126,963,938
Energy		21,555,529	-	21,555,529
Financials	10,437,306	309,989,319	-	320,426,625
Health Care	1,240,985	154,171,428	-	155,412,413
Industrials	10,982,469	194,382,618	-	205,365,087
Information Technology	-	119,201,773	-	119,201,773
Materials	-	86,580,758	-	86,580,758
Real Estate	-	91,388,791	-	91,388,791
Telecommunication Services	2,115,713	69,838,577	-	71,954,290
Utilities	-	6,629,291	-	6,629,291

Total	$39,215,243	$1,374,248,604	$-	$1,413,463,847

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Domini Impact Equity Fund	Domini Impact International Equity Fund

Investments in Securities
Balance as of July 31, 2017	$-	$-
Realized Gain (loss)	-	-
Change in unrealized appreciation (depreciation)	2	(189,020)
Purchases	-	-
Sales	-	-
Transfers in and/or out of Level Three	(2)	189,020

Balance as of July 31, 2018	$-	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2018:	$-	$-

For the Domini Impact Equity Fund transfers from Level 1 to Level 3 included securities valued at $10,414 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $10,416 because market values were readily available from a pricing agent for which fair value factors were previously applied.

For the Domini Impact International Equity Fund transfers from Level 1 to Level 3 included securities valued at $69,328,767 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $69,139,747 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Impact Equity Fund and the Domini Impact International Equity Fund had no open foreign currency spot contracts outstanding as of July 31, 2018.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact International Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2018, tax years 2015 through 2018 remain subject to examination by the Funds’ major tax

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.30% of the first $2 billion of net assets managed,
(prior to May 1, 2017)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

(effective May 1, 2017)	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed, and
0.235% of the next $500 million of net assets managed
0.23% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	1.00% of the first $250 million of net assets managed,
(prior to May 1, 2017)	0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

(effective May 1, 2017)	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed, and
0.855% of the next $500 million of net assets managed
0.83% of net assets managed in excess of $1 billion

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective June 15, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.09% of the average daily net assets of the Class A shares of the Fund through November 30, 2019, absent an earlier modification by Fund’s Board. For the period from November 30, 2017 through June 14, 2018, Domini agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expense to 1.12%. Effective November 30, 2017, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.74% of the average daily net assets of the Institutional shares of the Fund. This agreement will continue until November 30, 2018, absent an earlier modification by the Board of Trustees which oversee the Funds. For periods prior to November 30, 2017, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively.

Effective June 15, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.43% of the average daily net assets of the Class A shares of the Fund through November 30, 2019, absent an earlier modification by Fund’s Board. For the period from November 30, 2017 through June 14, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.51% of the average daily net assets of the Class A shares of the International Fund. For periods prior to November 30, 2017, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the International Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.60%, 1.57%, and 1.27% of the average daily net assets of the Investor, Class A, and Institutional shares of the International Fund, respectively. Effective July 23, 2018, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 1.15% of the average daily net assets of the Class Y shares of the Fund through November 30, 2019, absent an earlier modification by Fund’s Board.

For the year ended July 31, 2018, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact Equity Fund	$-	$33,588
Domini Impact International Equity Fund	-	-

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of July 31, 2018, Domini owned less than 1% of any class of the outstanding shares of each Fund.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2018, fees waived were as follows:

FEES WAIVED

Domini Impact Equity Fund Investor shares	$-
Domini Impact Equity Fund Class A shares	20,036
Domini Impact International Equity Fund Investor shares	-
Domini Impact International Equity Fund Class A shares	-

DSIL, the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended ended July 31, 2018, DSIL received $3,536, and $20,229 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Impact Equity Fund, and Domini Impact International Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2018, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2018, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2018, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES

Domini Impact Equity Fund	$658,706,049	$779,092,281
Domini Impact International Equity Fund	1,234,735,209	856,170,099

4. SUMMARY OF SHARE TRANSACTIONS

As approved by the Board of Trustees, the Domini Impact Equity Fund Investor Shares effected a 1.9988601 for 1 share split and the Domini Impact Equity Fund Class A Shares and Domini Impact Equity Fund R Shares effected a 0.2155310 for 1 and 0.1555580 for 1 reverse share split, respectively on January 26, 2018. The net asset value of each share class increased or decreased proportionately at that time.

	Year Ended July 31,
	2018		2017
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	917,893	$29,370,549	689,761	$30,311,165
Shares issued in reinvestment of dividends and distributions	838,545	36,957,120	321,526	14,002,465
Shares redeemed	(3,320,197)	(101,150,879)	(2,255,487)	(98,661,333)
Redemption fees	-	5,862	-	1,588
Share increase from 1.9988601 for 1 share split	14,659,938	-	-	-

Net increase (decrease)	13,096,179	$(34,817,348)	(1,244,200)	$(54,346,115)

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

	Year Ended July 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	58,766	$629,074	106,625	$764,838
Shares issued in reinvestment of dividends and distributions	545,022	2,812,219	172,689	1,175,431
Shares redeemed	(261,738)	(2,366,902)	(258,159)	(1,847,749)
Redemption fees	-	-	-	-
Share decrease from 0.2155310 for 1 reverse share split	(1,212,001)	-	-	-

Net increase (decrease)	(869,951)	$1,074,391	21,155	$92,520

Institutional Shares
Shares sold	399,455	$9,760,419	578,405	$13,512,200
Shares issued in reinvestment of dividends and distributions	646,168	15,326,138	359,815	8,260,329
Shares redeemed	(2,497,382)	(60,543,234)	(3,646,470)	(84,938,591)
Redemption fees	-	802	-	3,273

Net increase (decrease)	(1,451,759)	$(35,455,875)	(2,708,250)	$(63,162,789)

Class R Shares
Shares sold	155,216	$1,300,794	456,316	$2,707,451
Shares issued in reinvestment of dividends and distributions	2,439,012	9,094,696	1,324,218	7,379,218
Shares redeemed	(537,937)	(5,885,573)	(5,337,591)	(31,199,067)
Redemption fees	-	6	-	536
Share decrease from 0.1555580 for 1 reverse share split	(4,865,777)	-	-	-

Net increase (decrease)	(2,809,486)	$4,509,923	(3,557,057)	$(21,111,862)

Total
Shares sold	1,531,330	$41,060,836	1,831,107	$47,295,654
Shares issued in reinvestment of dividends and distributions	4,468,747	64,190,173	2,178,248	30,817,443
Shares redeemed	(6,617,254)	(169,946,588)	(11,497,707)	(216,646,740)
Redemption fees	-	6,670	-	5,397
Share increase from share split	8,582,160	-	-	-

Net increase (decrease)	7,964,983	$(64,688,909)	(7,488,352)	$(138,528,246)

DOMINI IMPACT EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

	Year Ended July 31,
	2018		2017
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	39,894,020	$356,832,367	27,855,309	$221,158,105
Shares issued in reinvestment of dividends and distributions	1,413,528	12,462,152	743,730	5,610,587
Shares redeemed	(39,056,074)	(341,831,670)	(12,795,171)	(98,997,807)
Redemption fees	-	11,010	-	9,524

Net increase (decrease)	2,251,474	$27,473,859	15,803,868	$127,780,409

Class A Shares
Shares sold	3,331,819	$31,380,030	3,805,913	$31,187,717
Shares issued in reinvestment of dividends and distributions	221,769	2,059,863	115,359	912,573
Shares redeemed	(3,990,387)	(37,650,332)	(1,753,052)	(14,333,930)
Redemption fees	-	2,370	-	1,059

Net increase (decrease)	(436,799)	$(4,208,069)	2,168,220	$17,767,419

Institutional Shares
Shares sold	29,935,225	$266,559,969	26,497,994	$215,503,658
Shares issued in reinvestment of dividends and distributions	870,749	7,646,549	287,709	2,185,044
Shares redeemed	(8,085,636)	(71,451,343)	(5,435,327)	(42,234,019)
Redemption fees	-	2,220	-	6,086

Net increase (decrease)	22,720,338	$202,757,395	21,350,376	$175,460,769

Class Y Shares
Shares sold	16,332,872	$139,857,877	-	$-
Shares issued in reinvestment of dividends and distributions	-	-	-	-
Shares redeemed	(80,143)	(697,659)	-	-
Redemption fees	-	-	-	-

Net increase (decrease)	16,252,729	$139,160,218	-	$-

Total
Shares sold	89,493,936	$794,630,243	58,159,216	$467,849,480
Shares issued in reinvestment of dividends and distributions	2,506,046	22,168,564	1,146,798	8,708,204
Shares redeemed	(51,212,240)	(451,631,004)	(19,983,550)	(155,565,756)
Redemption fees	-	15,600	-	16,669

Net increase (decrease)	40,787,742	$365,183,403	39,322,464	$321,008,597

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2018, is as follows:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Undistributed ordinary income	$14,091,309	$21,526,073
Undistributed capital gains	56,289,547	36,772,373
Unrealized appreciation/(depreciation)	119,101,419	66,484,423

Distributable net earnings/(deficit)	$189,482,275	$124,782,869

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies. For the year ended July 31, 2018, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Impact Equity Fund	Domini Impact International Equity Fund
Paid-in capital	$3	$2
Undistributed net investment income (loss)	(1,133,632)	8,521,982
Accumulated net realized gain (loss)	1,133,629	(8,521,984)

To the extent that the Funds realize net capital gains in the future, those gains may be offset by any unused net capital loss carryforwards. The Funds are permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 for eight years following the year of the loss. The Funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. Carryforwards of losses from taxable years that began after December 22, 2010, along with any other capital losses deferred and treated as recognized in any such year, are required to be utilized prior to carryforwards of losses incurred in taxable years that began on or before December 22, 2010. As a result of this ordering rule, carryforwards of losses from taxable years that began on or before December 22, 2010 may be more likely to expire unused. Losses from taxable years that begin after December 22, 2010 that are carried forward will retain their character as either short-term or long-term capital losses.

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini Impact International Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

Ordinary income	$12,405,096	$8,566,436	$33,891,806	$12,118,962
Long-term capital gain	54,018,023	23,410,947	-	-

Total	$66,423,119	$31,977,383	$33,891,806	$12,118,962

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. SUBSEQUENT EVENTS

Effective December 1, 2018, SSGA Funds Management, Inc. (“SSGA”) will replace Wellington Management as the Domini Impact Equity Fund’s subadviser. SSGA will purchase and sell securities to implement Domini’s investment selections and manage the amount of the Fund’s assets to be held in short term investments. Domini, and not the Fund, will compensate SSGA for its services to the Fund.

Effective December 1, 2018, Domini will receive management fees at the following rates: 0.20% of the first $2 billion of net assets managed, 0.19% of the next $1 billion, and 0.18% of net assets managed in excess of $3 billion. The Fund’s sponsorship fee of 0.45% remains unchanged.

Effective as of December 1, 2018, Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses for each share class of the Equity Fund, in order to limit Investor, Class A, Institutional, and Class R share expenses to 1.09%, 1.09%, 0.74% and 0.80%, respectively, through November 30, 2019, absent an earlier modification by the Fund’s Board.

Effective August 1, 2018, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $23,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone).

DOMINI IMPACT EQUITY FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

7. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Funds may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Funds’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Liquidity Risk: The Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Funds may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile, and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of an investment in the Funds will decline. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds has unsettled or open transactions defaults.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Domini Impact Equity Fund and Domini Impact International Equity Fund (collectively, the Funds), each a Fund within the series of the Domini Investment Trust, including the portfolios of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 26, 2018

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2018

ASSETS:
Investments at value (cost $184,778,454)	$181,357,850
Cash	1,131,988
Foreign currency (cost $355,022)	355,057
Receivable for securities sold	18,942,813
Collateral on certain derivative contracts	1,042,320
Interest receivable	977,164
Receivable for variation margin swaps	940,045
Unrealized appreciation on OTC swap contracts	208,131
Receivable for capital shares	80,283
Cash held at other banks (cost $18,027)	17,921
Unrealized appreciation on forward currency contracts	9,171
Premium received for OTC swap contracts	801
Receivable for variation margin futures	797

Total assets	205,064,341

LIABILITIES:
Payable for securities purchased	43,332,779
Payable for capital shares	3,825,022
Cash due to broker (cost $598,685)	598,770
Premium paid swap contracts	246,017
Collateral on certain derivative contracts	190,000
Interest Payable	132,737
Management fee payable	77,953
Distribution fee payable	42,648
Other accrued expenses	34,804
Unrealized depreciation on forward currency contracts	47,664
Dividend payable	14,775
Payable for variation margin futures	8,312

Total liabilities	48,551,481

NET ASSETS	$156,512,860

NET ASSETS CONSIST OF:
Paid-in capital applicable to shares of beneficial interest, unlimited number of $0.00001 par value shares authorized	$159,877,130
Undistributed net investment income	10,839
Accumulated net realized loss	(1,058,366)
Net unrealized depreciation	(2,316,743)

$156,512,860

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$143,975,304

Outstanding shares of beneficial interest	13,186,881

Net asset value and offering price per share*	$10.92

Institutional Shares
Net assets	$12,537,556

Outstanding shares of beneficial interest	1,151,761

Net asset value and offering price per share*	$10.89

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2018

INCOME:
Interest income	$5,023,857

EXPENSES:
Management fee	497,935
Administrative fee	387,250
Distribution fees – Investor shares	365,182
Transfer agent fees – Investor shares	167,442
Transfer agent fees – Institutional shares	265
Accounting and custody fees	135,455
Professional fees	92,348
Registration – Investor shares	40,723
Registration – Institutional shares	25,974
Shareholder Service fees – Investor shares	13,107
Shareholder Service fees – Institutional shares	27
Shareholder communications	12,224
Miscellaneous	7,140
Trustees fees	6,736

Total expenses	1,751,808
Fees waived and expense reimbursed	(425,364)

Net expenses	1,326,444

NET INVESTMENT INCOME	3,697,413

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN (LOSS) FROM:
Investments	(418,567)
Swap contracts	(579,971)
Futures contracts	334,142
Foreign currency	16,773

Net realized gain (loss)	(647,623)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments, futures and swap contracts	(4,187,255)
Translation of assets and liabilities in foreign currencies	44,472

Net change in unrealized appreciation (depreciation)	(4,142,783)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,790,406)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,092,993)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,697,413	$3,047,376
Net realized gain (loss) on investments	(647,623)	174,072
Net change in unrealized appreciation (depreciation) on investments	(4,142,783)	(3,665,563)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,092,993)	(444,115)

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(3,430,176)	(2,931,223)
Institutional shares	(234,362)	(106,025)
Distributions to shareholders from net realized gain:
Investor shares	(85,947)	(667,809)
Institutional shares	(4,073)	(20,200)
Tax return of capital distribution:
Investor shares	-	(41,581)
Institutional shares	-	(1,893)

Net Decrease in Net Assets from Distributions and Dividends	(3,754,558)	(3,768,731)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	44,398,448	34,139,779
Net asset value of shares issued in reinvestment of distributions and dividends	3,554,681	3,542,027
Payment for shares redeemed	(35,687,603)	(31,823,837)
Redemption fee	1,846	5,342

Net Increase in Net Assets from Capital Share Transactions	12,267,372	5,863,311

Total Increase (Decrease) in Net Assets	7,419,821	1,650,465

NET ASSETS:
Beginning of period	$149,093,039	$147,442,574

End of period	$156,512,860	$149,093,039

Undistributed net investment income (loss)	$10,839	$(128,270)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$11.26		$11.60		$11.16		$11.24		$11.15

Income from investment operations:
Net investment income (loss)	0.26		0.23		0.24		0.17		0.16
Net realized and unrealized gain (loss) on investments	(0.33)		(0.29)		0.50		(0.07)		0.13

Total income (loss) from investment operations	(0.07)		(0.06)		0.74		0.10		0.29

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.26)		(0.23)		(0.24)		(0.17)		(0.16)
Distributions to shareholders from net realized gain	(0.01)		(0.05)		(0.06)		(0.01)		(0.04)
Tax return of capital [4]	-		(0.00)	[1]	-		-		-

Total distributions	(0.27)		(0.28)		(0.30)		(0.18)		(0.20)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$10.92		$11.26		$11.60		$11.16		$11.24

Total return [2]	-0.74%		-0.32%		6.73%		0.89%		2.59%
Portfolio turnover	326%		386%		297%		348%		120%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$144		$143		$144		$129		$126
Ratio of expenses to average net assets	0.87%	[3]	0.93%	[3]	0.93%	[3]	0.95%	[3]	0.95%	[3]
Ratio of gross expenses to average net assets	1.14%		1.16%		1.19%		1.24%		1.24%
Ratio of net investment income to average net assets	2.37%		2.06%		2.13%		1.52%		1.42%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the year ended July 31,
	2018		2017		2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$11.23		$11.57		$11.14		$11.23		$11.15

Income from investment operations:
Net investment income (loss)	0.30		0.27		0.27		0.20		0.19
Net realized and unrealized gain (loss) on investments	(0.34)		(0.29)		0.49		(0.09)		0.12

Total income (loss) from investment operations	(0.04)		(0.02)		0.76		0.11		0.31

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.29)		(0.27)		(0.27)		(0.20)		(0.19)
Distributions to shareholders from net realized gain	(0.01)		(0.05)		(0.06)		(0.01)		(0.04)
Tax return of capital [4]	-		(0.00)	[1]	-		-		-

Total distributions	(0.30)		(0.32)		(0.33)		(0.21)		(0.23)

Redemption fee proceeds [4]	0.00	[1]	0.00	[1]	0.00	[1]	0.01		-

Net asset value, end of period	$10.89		$11.23		$11.57		$11.14		$11.23

Total return [2]	-0.36%		-0.13%		6.96%		1.10%		2.80%
Portfolio turnover	326%		386%		297%		348%		120%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$13		$6		$3		$2		$4
Ratio of expenses to average net assets	0.57%	[3]	0.62%	[3]	0.63%	[3]	0.65%	[3]	0.65%	[3]
Ratio of gross expenses to average net assets	1.03%		1.02%		1.22%		1.07%		1.02%
Ratio of net investment income to average net assets	2.67%		2.38%		2.46%		1.79%		1.73%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (formerly Domini Social Bond Fund) (the “Fund”) is a series of the Domini Investment Trust (formerly Domini Social Investment Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares, Institutional Shares and Class Y shares. Institutional shares and Class Y shares were not offered prior to November 30, 2011, and June 15, 2018, respectively. As of July 31, 2018, the Class Y shares of the Bond Fund had not yet commenced operations. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class Y shares may only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Each class of shares has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

The following is a summary of the inputs used, as of July 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Long-Term Investments in Securities:
Mortgage Backed Securities	$-	$85,521,012	$-	$85,521,012
Corporate Bonds and Notes	-	36,923,168	-	36,923,168
Municipal Bonds	-	18,511,246	-	18,511,246
U.S. Government Agencies	-	15,317,896	-	15,317,896
Senior Floating Rate Interests	-	9,429,265	-	9,429,265
Foreign Government & Agency Securities	-	2,519,524	-	2,519,524
Asset Backed Securities	-	1,320,938	-	1,320,938
Certificates of Deposit	-	494,941	-	494,941

Total Long-Term Securities	$-	$170,037,990	$-	$170,037,990

Short Term Investments in Securities:
U.S. Government Agencies	-	6,280,246	-	6,280,246
Foreign Government & Agency Securities	-	4,914,545	-	4,914,545
Options Purchased	-	125,069	-	125,069

Total Short-Term Securities	$-	$11,319,860	$-	$11,319,860

Total Investment in Securities	$-	$181,357,850	$-	$181,357,850

Other Financial Instruments:
Forward Currency Contracts	$-	$9,171	$-	$9,171
OTC Swap Contracts	-	208,131	-	208,131
Variation Margin Swap Contracts	-	940,045	-	940,045
Premium received for OTC Swap Contracts	-	801	-	801
Variation Margin Futures	-	797	-	797

Total Other Financial Instruments	$-	$1,158,945	$-	$1,158,945

Liabilities:
Other Financial Instruments:
Forward Currency Contracts	-	47,664	-	47,664
Premium paid Swap Contracts	-	246,017	-	246,017
Variation Margin Futures	-	8,312	-	8,312

Total Other Financial Instruments	$-	$301,993	$-	$301,993

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2017	$159,360
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(8,999)
Purchases	-
Sales	-
Transfers in and/or out of level three	(150,361)

Balance as of July 31, 2018	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2018	$-

Transfers from Level 2 to Level 3 included securities valued at $2,599,792 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $2,750,153 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign

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exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $1,557,758 outstanding in open foreign currency spot contracts as of July 31, 2018.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) TBA Purchase and Forward Sale Commitments. The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchase or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

(F) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

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July 31, 2018

(G) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Purchased option contracts outstanding at July 31, 2018 are listed in the Fund’s Portfolio of Investments.

(H) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at July 31, 2018 are listed in the Fund’s Portfolio of Investments.

(I) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter

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July 31, 2018

into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2018 are listed in the Fund’s Portfolio of Investments.

(J) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2018, are listed in the Fund’s Portfolio of Investments.

(K) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms

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July 31, 2018

of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2018 are listed in the Fund’s Portfolio of Investments.

(L) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(M) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(N) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(O) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(P) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(Q) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the

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July 31, 2018

normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate below of the Fund’s average daily net assets before any fee waivers:

(prior to May 1, 2017)	0.40% of the first $500 million of net assets managed,
0.38% of the next $500 million of net assets managed, and
0.35% of net assets managed in excess of $1 billion

(effective May 1, 2017)	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

Upon commencement of operations, Domini has agreed to reduce its fees and reimburse expenses to keep aggregate annual operating expenses of the Bond Fund (excluding brokerage fees and commission, interest, taxes, and other extraordinary expenses), at no greater than 0.65% of the average daily net assets of the Class Y shares of the Bond Fund, until November 30, 2019, absent an earlier modification by the Fund’s Board. Effective November 30, 2017, Domini agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.87% and 0.57% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively. This agreement will continue until November 30, 2018, absent an earlier modification by the Board of Trustees which oversee the Funds. For periods prior to November 30, 2017, Domini contractually agreed to reduce its fees and reimburse expenses to keep the aggregate annual operating expenses of the Bond Fund (excluding brokerage

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

fees and commissions, interest, taxes, and other extraordinary expenses), at no greater than 0.95% and 0.65% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively. For the year ended July 31, 2018, Domini reimbursed expenses totaling $280,330.

Fees waived and/or expenses reimbursed under the Expense Limitation Agreement are only recoverable by Domini and/or its affiliates in the current fiscal year to the extent actual Fund expenses are less than the contractual expense cap during such year.

As of July 31, 2018, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2018, fees waived by the Investor shares totaled $145,007.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2018, Domini waived fees as follows:

FEES WAIVED

Domini Impact Bond Fund Investor shares	$-
Domini Impact Bond Fund Institutional shares	27

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

(E) Trustees and Officers. Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $14,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $1,500 for attendance at each meeting of the Board of the Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of July 31, 2018, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2018, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$528,756,612	$518,450,080
Investments in Securities	26,790,786	21,868,858

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2018		2017
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	3,190,767	$35,441,465	2,631,798	$29,586,950
Shares issued in reinvestment of dividends and distributions	305,407	3,390,770	307,843	3,452,693
Shares redeemed	(2,968,962)	(32,849,386)	(2,715,791)	(30,544,065)
Redemption fees	-	1,022	-	5,008

Net increase (decrease)	527,212	$5,983,871	223,850	$2,500,586

Institutional Shares
Shares sold	814,633	$8,956,983	405,346	$4,552,829
Shares issued in reinvestment of dividends and distributions	14,878	163,911	7,977	89,334
Shares redeemed	(255,924)	(2,838,217)	(113,635)	(1,279,772)
Redemption fees	-	824	-	334

Net increase (decrease)	573,587	$6,283,501	299,688	$3,362,725

Total
Shares sold	4,005,400	$44,398,448	3,037,144	$34,139,779
Shares issued in reinvestment of dividends and distributions	320,285	3,554,681	315,820	3,542,027
Shares redeemed	(3,224,886)	(35,687,603)	(2,829,426)	(31,823,837)
Redemption fees	-	1,846	-	5,342

Net increase (decrease)	1,100,799	$12,267,372	523,538	$5,863,311

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2018, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation Margin / Unrealized appreciation on OTC swap contracts/Net assets consist of - net unrealized appreciation	$1,366,431	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized depreciation	$212,408

Credit contracts	Variation Margin / Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	7,101	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	12,948

Foreign exchange contracts	Unrealized appreciation on forward currency contracts / Net assets consist of - net unrealized appreciation	9,171	Unrealized depreciation on forward currency contracts / Net assets consist of - net unrealized depreciation	47,664

Future contracts	Receivable for variation margin futures / Net assets consist of - net unrealized appreciation	797	Payable for variation margin futures / Net assets consist of - net unrealized depreciation	8,312

Total		$1,383,500		$281,332

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

For the year ended July 31, 2018, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$(596,053)	$900,597

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	16,082	14,569

Foreign exchange contracts	Net realized gain (loss) from foreign currency/ Net change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies	16,773	40,561

Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	334,142	(49,932)

Options purchases	Net realized gain (loss) from options contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	-	1,427

Total		$(229,056)	$907,222

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Morgan Stanley	Total

Assets:
Cash held at other banks	$17,921	$-	$-	$17,921
Unrealized appreciation on OTC swaps contracts*	-	208,131	-	208,131
Receivable for variation margin swaps	-	-	1,165,401	1,165,401

Total Assets	$17,921	$208,131	$1,165,401	$1,391,453

Liabilities:
Cash due to broker	17,193	-	581,577	598,770
Payable for variation margin swaps	-	-	225,356	225,356

Total Liabilities	$17,193	$-	$806,933	$824,126

Total Derivative Net Assets	$728	$208,131	$358,468	$567,327
Total collateral received (pledged)	-	(190,000)	1,042,320	852,320

Net Amount	$728	$18,131	$1,400,788	$1,419,647

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	29
Forward currency contracts (contract amount)	$3,531,157
OTC interest rate swap contracts (notional)	$7,238,500
Centrally cleared interest rate swap contracts (notional)	$37,891,750
Centrally cleared credit default contracts (notional)	$3,849,500

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2018 is as follows:

Undistributed ordinary income	$38,476
Capital losses, other losses and other temporary differences	(945,977)
Unrealized appreciation (depreciation)	(2,456,769)

Distributable net earnings (deficit)	$(3,364,270)

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies.

For the year ended July 31, 2018, the Fund reclassified $106,234 from accumulated net realized gain (loss) to undistributed net investment income and $2 from accumulated net realized gain (loss) to paid in capital to align financial reporting and tax reporting.

During the period November 1, 2017 through July 31, 2018, the Domini Impact Bond Fund had net realized capital losses of $888,974. These losses are deferred and will be recognized on August 1, 2018, for tax purposes.

To the extent that the Fund realizes net capital gains in the future, those gains may be offset by any unused net capital loss carryforwards. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 for eight years following the year of the loss. The Fund is permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. Carryforwards of losses from taxable years that began after December 22, 2010, along with any other capital losses deferred and treated as recognized in any such year, are required to be utilized prior to carryforwards of losses incurred in taxable years that began on or before December 22, 2010. As a result of this ordering rule, carryforwards of losses from taxable years that began on or before December 22, 2010 may be more likely to expire unused. Losses from taxable years that begin after December 22, 2010 that are carried forward will retain their character as either short-term or long-term capital losses.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2018	2017

Ordinary income	$3,664,538	$3,496,189
Long-term capital gain	90,020	229,068
Return of capital	-	43,474

Total	$3,754,558	$3,768,731

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

9. SUBSEQUENT EVENTS

Effective August 1, 2018, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $23,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone).

10. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or close out of derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. Generally, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2018

Interest Rate Risk: The market price of the Fund’s investments will change in response to changes in interest rate and other factors. During periods of rising interest rates, the market price of fixed income instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from the instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Domini Impact Bond Fund (the Fund), a Fund within the series of the Domini Investment Trust, including the portfolio of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 26, 2018

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2018

The amount of long-term capital gains paid for the year ended July 31, 2018 was as follows:

Domini Impact Equity Fund	$54,018,023
Domini Impact International Equity Fund	-
Domini Impact Bond Fund	90,020

For dividends paid from net investment income during the year ended July 31, 2018, the Funds designated the following as Qualified Dividend Income:

Domini Impact Equity Fund	$15,404,612
Domini Impact International Equity Fund	39,498,105

Of the ordinary distributions made by the Domini Impact Bond Fund during the fiscal year ended July 31, 2018, 41% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 51% of dividends paid from net investment income for the Domini Impact Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini Impact International Equity Fund	$4,734,752	$0.03	$46,279,754	$0.29

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF CONTINUANCE OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the fund’s investment management and submanagement agreements. At its meeting held on April 26, 2018, the Board of Trustees (“Board” or “Trustees”) of the Domini Investment Trust (the Trust”), including a majority of the Independent Trustees, voted to approve the continuance of: (i) the Amended and Restated Management Agreement with Domini Impact Investments LLC (“Domini”) for the Domini Impact Equity Fund (“Equity Fund”) and Domini Impact International Equity Fund (“International Fund”) and the Amended and Restated Management Agreement with respect to the Domini Impact Bond Fund (the “Bond Fund”)(each a “Management Agreement” and collectively, the “Management Agreements”) with Domini Impact Investments LLC (“Domini” or the “Adviser”), and (ii) the Amended and Restated Submanagement Agreement between Domini and Wellington Management Company LLP (“Wellington Management” or “Subadviser”) with respect to each of the Equity Fund and the International Fund and the Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to the Bond Fund (each a “Submanagement Agreement” and collectively, the “Submanagement Agreements” and with the Management Agreements, the “Agreements”). Equity Fund, International Fund and Bond Fund are each referred to as a “Fund” and collectively, the “Funds.”

Prior to the April 26, 2018, meeting, the Board requested, received, and reviewed written responses from Domini and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements at the Board’s meeting on April 26, 2018. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by Wellington Management and Domini and their affiliates. The Board considered the Management Agreements and the Submanagement Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and Subadviser in providing services to the Funds.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Domini and Wellington Management. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received memoranda from counsel to the Trust discussing the legal standards for their consideration of the Agreements. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including prior to the April 26, 2018 meeting.

In connection with the Board’s consideration of the renewal of the Agreements with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Domini and by Wellington Management; (ii) a description of Domini and Wellington Management’s investment management and other personnel and their background and experience; (iii) an overview of Domini’s and Wellington Management’s operations and financial condition; (iv) a comparison of each Funds’ advisory fee and overall expenses with those of comparable mutual funds selected by Strategic Insight, a third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Domini and Wellington Management’s relationships with the Funds; (vii) a description of Domini’s and Wellington’s brokerage practices (including any soft dollar arrangements); and (viii) Domini’s and Wellington Management’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and business continuity and disaster recovery.

In reaching their determination to approve the continuance of the Management Agreements and Submanagement Agreements with respect to each Fund, the Trustees reviewed and evaluated information and a variety of factors that they believed relevant and appropriate through the exercise of their reasonable business judgment. The Trustees’ determination to continue each of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation or approval of such Agreements, as applicable.

APPROVAL OF THE MANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Management Agreements with respect to each Fund are described below. The Board did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Board noted that the evaluation process with respect to Domini and the Management Agreements is an ongoing one. In evaluating the Management Agreements, the Trustees also took into account their knowledge of Domini, its services and the Funds resulting from their meetings and other information and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Domini related to the Management Agreement with respect to each Fund, including the Agreement, Domini’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Domini and its ability to provide the services required under the Management Agreements, an overview of the personnel that perform services for the Funds, and Domini’s compliance policies and procedures. The Board also considered Domini’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery.

The Trustees reviewed the terms of the Management Agreements and considered that, pursuant to each Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each of the Funds and for managing the investment of the assets of each Fund, which it does by engaging and overseeing the activities of Wellington Management. It was noted that Domini applies its social and environmental standards to a universe of securities provided by Wellington Management and that Wellington Management provides the day-to-day portfolio management of each Fund, including making purchases and sales of socially screened portfolio securities consistent with each such Fund’s investment objective and policies.

The Trustees considered the scope and the quality of the services provided by Domini to each Fund under the respective Management Agreement. They considered the professional experience, tenure, and qualifications of the investment management team and the other senior personnel at Domini who are responsible for the management of the Funds, including the oversight of Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the professional experience of its social research team. They noted that the senior members of Domini’s research team had years of experience in the development and application of social and environmental investment standards. The terms of the Management Agreements were also reviewed by the Trustees. It was noted that no change to services was proposed. In addition, they considered Domini’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding Domini’s compliance policies and procedures, including its Code of Ethics. The Trustees also took into account that the scope of services provided by Domini and the undertakings required of Domini in connection with those services, including maintaining and monitoring its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered Domini’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. They also considered the quality of Domini’s compliance oversight program with respect to the Funds’ service providers, including Wellington Management. They also considered both the investment advisory services and the nature, quality and extent of the administrative and other non-advisory services, including shareholder servicing and distribution support services, which are provided to the Funds and its shareholders by Domini and its affiliates.

The Trustees noted that Domini administers each Fund’s business and other affairs pursuant to the Agreements, and with respect to the Equity Fund, also pursuant to a Sponsorship Agreement and with respect to the Bond Fund, also pursuant to an Administration Agreement. It was noted that, among other things, Domini provides each Fund with office space, administrative services and personnel as are necessary for operations, and that Domini pays all of the compensation of the officers and the Trustees who are not Independent Trustees. The Trustees considered the quality of the administrative services Domini provided to each Fund, including Domini’s role in coordinating and monitoring the activities of service providers. They noted that they were satisfied with the quality of the management and administrative services provided by Domini to each Fund, particularly Domini’s oversight of Wellington Management and development and application of social and environmental investment standards.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to each Fund under the respective Management Agreement.

Performance Information. The Trustees considered the investment performance of each of the Funds. They considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. Among other performance data considered, the Trustees reviewed the net investment performance of each of the Funds based on data provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2017 and February 28, 2018, as well as each Fund’s performance for each full calendar year since inception and cumulative performance through December 31, 2017 and February 28, 2018. The Trustees also were reviewed the Funds’ more recent performance through March 31, 2018. The Trustees compared these investment returns to the returns of each Fund’s respective benchmark for the same periods. The Trustees also compared each Fund’s Investor shares’ net investment returns for the 1-, 3-, 5-, and 10-year periods as of February 28, 2018 to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, if any, as identified by Strategic Insight, a third-party data provider.

Among other performance data considered, the Trustees took into account the following:

Equity Fund

The Trustees noted that the Fund’s Investor shares’ net investment returns were positive for each of the 1-, 3-, 5- and 10-year periods ended December 31, 2017 but lagged the benchmark for all such periods.

The Trustees also considered that the Equity Fund’s Investor shares had positive net investment performance for all periods ended February 28, 2018, but had underperformed relative to the applicable SRI peer group for the 1-, 3-, 5- and 10- year periods ended February 28, 2018 compared to the group’s average and median performance for the same period.

The Trustees considered recent market conditions. The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, including the performance of the quantitative model and the factors that contributed to the Fund’s underperformance. The Board also noted prior actions taken to address the Fund’s performance, as well as plans to address the Fund’s performance going forward. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Equity Fund but would continue to monitor the performance of the Fund.

International Fund

The Trustees noted that the International Fund’s Investor shares’ net investment returns were positive for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017 and had outperformed relative to the Fund’s benchmark for the 3-, 5- and 10-year periods ended December 31, 2017 and had underperformed for the 1-year period.

The Trustees also considered that, based on data provided by Strategic Insight, the International Fund’s Investor shares had positive net investment returns for all periods ended February 28, 2018, and outperformed the applicable SRI peer group median for the 5- and 10-year periods and underperformed the SRI peer group average for the 1-, 3-, 5- and 10-year periods while outperforming the non-SRI peer group’s average and median performance for the 3-, 5- and 10-year periods and underperforming the non-SRI peer group’s median and average for the 1-year period.

The Trustees considered the recent market conditions and Domini’s discussion of the Fund’s performance over various periods, including the performance of its quantitative model and noted management’s discussion of the Fund’s strong performance over the longer term. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the International Fund.

Bond Fund

The Trustees noted that the Bond Fund’s Investor shares had positive net investment performance for the 1-, 3- 5- and 10-year periods ended December 31, 2017, and had outperformed relative to the Fund’s benchmark for the 1-year and 3-year periods ended December 31, 2017 and underperformed for the 5- and 10-year periods.

The Trustees also considered that, based on data provided by Strategic Insight, the Bond Fund’s Investor shares had outperformed the applicable SRI and non-SRI peer groups compared to each group’s median performance for the 1- and 3-year periods, as well as the SRI peer group’s average performance for the 3-year period and underperformed the median of the SRI and non-SRI peer groups for the 5- and 10-year periods, and the average of the non-SRI peer group for the 3-year period and the average of both peer groups for the 1- , 5- and 10-year periods.

The Trustees considered that Wellington Management commenced submanagement of the Fund in January 2015 and that the benchmark for the Fund had been changed to the Barclays U.S. Aggregate Bond Index at that time. The Trustees considered the information provided to them by Domini and Wellington Management regarding recent market conditions and the impact of the legacy performance of the Bond Fund. The Trustees noted the relatively short performance record since Wellington Management began managing the Fund. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Bond Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management fees paid by each Fund to Domini, the submanagement fees paid by Domini to Wellington Management with respect to each Fund, the portion of the fees retained by Domini, and Domini’s contractual expense limitation arrangement with respect to each Fund. It was noted that the management fee for each Fund was lowered in 2017. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the Sponsorship Agreement and the administrative fee paid by the Bond Fund to Domini under the Administration Agreement and the services provided under each such agreement. The Board took into account management’s discussion of the Funds’ expenses, as well as of the management fee structure with respect to each Fund.

The Trustees also considered the information provided to them by Strategic Insight regarding the level of the each Fund’s management fee (aggregate of any sponsorship or administrative fee, as applicable) versus the aggregate advisory and administrative fees for the relevant Strategic Insight peer groups of SRI and non-SRI funds and compared each Fund’s total expense ratio, after giving effect to contractual fee waiver arrangements, to the total expense ratio of those peers. The Trustees also considered that Domini (and not the Funds) pays Wellington Management from its advisory fee.

Among other expense data considered, the Trustees took into account the following:

Equity Fund

Based on the information provided by Strategic Insight, the Trustees noted that the aggregate management and sponsorship fees for the Equity Fund’s Investor shares, after giving effect to Domini’s contractual fee waiver arrangement, were higher than the median advisory and administrative fees of its SRI peer group net of applicable waivers but lower than the average. They also considered that the total expense ratio of the Equity Fund’s Investor shares, after giving effect to the applicable contractual expense waivers, was lower than the median and average total expense ratio of the peer groups after waivers.

International Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the International Fund’s Investor shares, after giving effect to Domini’s waiver of a portion of its management fees (which includes administrative fees), were higher relative to the median advisory and administrative fees of the SRI and non-SRI peer groups net of applicable waivers. They also noted that the total expense ratio of the International Fund’s Investor shares, after giving effect to waiver arrangements, was higher relative to the median total expense ratio of the SRI and non-SRI peer groups but similar to the average total expense ratio of the SRI peer group.

Bond Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management and administrative fees for the Bond Fund’s Investor shares, after giving effect to applicable waivers of a portion of its management and administrative fees, were lower than the median advisory and administrative fees of the relevant SRI peer group and above the median for the non-SRI peer group, after waivers. They also noted that the total expense ratio of the Bond Fund’s Investor shares, after giving effect to applicable contractual expense waivers, was lower than the median total expense ratio of the SRI peer group and above the non-SRI peer group, after waivers.

Based on the foregoing, the Trustees concluded that management fees payable by each of the Funds were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its management relationship with each Fund and sponsorship relationship with the Equity Fund and administrative relationship with the Bond Fund for the 2017 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of each Fund for December 31, 2017. The Trustees also considered that Domini had entered into expense limitation arrangements with respect to the Funds. The Trustees concluded that they were satisfied that the level of profitability of Domini and its affiliates with respect to the services provided to each Fund was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as each Fund’s assets increased and the extent to which such economies of scale were reflected in the fees charged with respect to each Fund under the Agreements. The Trustees noted that there were breakpoints in the fee schedules with respect to each Fund. The Trustees concluded that breakpoints were an effective way to share economies of scale and that this was a positive factor in support of the approval of the continuance of the Agreement.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates receive from their relationship with each Fund. The Trustees also considered the fees payable to Domini under the Sponsorship Agreement and under the Administration Agreement. The Trustees considered that Domini’s profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini may receive the benefits of “soft dollar” commissions with respect to equity funds but that Domini did not currently receive the benefits of “soft dollar” commissions with respect to the Equity or International Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and each of the Funds, and supported the approval of the continuance of the Agreement.

APPROVAL OF THE SUBMANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Submanagement Agreements with respect to each Fund are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to Wellington Management and the Submanagement Agreements is an ongoing one. In evaluating the Submanagement Agreements, the Trustees also took into account their knowledge of Wellington Management, its services and the Funds resulting from their meetings and other information and interactions in past years. The Trustees also took into account the recommendations and performance evaluations of Domini with respect to Wellington Management. The Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Wellington Management related to the Agreement with respect to each Fund, including the Submanagement Agreement, Wellington Management’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Wellington Management and its ability to provide the services required under the Submanagement Agreements, an overview of the personnel that perform services for the Funds, and Wellington Management’s compliance policies and procedures. The Board also considered Wellington Management’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery.

The Trustees reviewed the terms of each of the Agreement and considered the scope and quality of the services provided by Wellington Management to each Fund under the respective Agreement. The Trustees noted that pursuant to Amended and Restated Management Agreements between each Fund and Domini, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, which it does by engaging and overseeing the activities of Wellington Management. It was noted that Domini applies its social and environmental standards to a universe of securities provided by Wellington Management with respect to each Fund and that Wellington Management provides the day-to-day portfolio management of each Fund, including making purchases and sales of securities consistent with each Fund’s investment objective and policies and Domini’s social and environmental standards.

The Trustees then considered the professional experience, tenure, and qualifications of the portfolio management team of each Fund and the other senior personnel at Wellington Management. They also considered Wellington Management’s experience in socially responsible investing. They also reviewed Wellington Management’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding Wellington Management’s compliance policies and procedures, including its Code of Ethics. The Trustees noted that there were no material changes to the team providing services to the Fund or the policies and procedures of the firm. The Trustees also received information with respect to Wellington Management’s brokerage policies and practices, including with respect to best execution and soft dollars. The terms of the Submanagement Agreements were also reviewed by the Trustees. It was noted that no change to services was proposed.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Wellington Management to each Fund under the applicable Submanagement Agreement.

Performance Information. As noted above, the Trustees reviewed the investment performance (gross and net of all fees and expenses) of each of the Funds over various periods based on data provided to them by Wellington Management and by Domini. This information was compared to performance information with respect to each Fund’s applicable benchmark. The Trustees also compared each Fund’s Investor shares’ net investment returns for the 1-, 3-, 5-, and 10-year periods as of February 28, 2018 to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, if any, as identified by Strategic Insight, a third-party data provider. The Trustees also took into account Domini’s evaluation of Wellington Management’s performance with respect to each Fund.

Fees and Other Expenses. The Trustees then considered the submanagement fees paid by Domini to Wellington Management under the Submanagement Agreement with respect to each Fund. The Trustees also noted that each Submanagement Agreement had been negotiated at arms’-length between Domini and Wellington. It was noted that the submanagement fee with respect to each Fund was lowered in 2017. The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Funds because of the unique investment approach applied to each of the Funds (combining proprietary analysis from Domini and Wellington Management). The Trustees also noted Wellington Management’s representation that the submanagement fees Wellington Management receives, considering the nature and quality of service provided with respect to each Fund, are competitive with the fees Wellington Management receives for providing services to similarly sized client funds. The Trustees also compared Wellington Management’s fee with respect to each Fund against the other Funds and took into account the different investment strategies of each Fund. The Trustees also noted the comparative sub-advisory fee information, as available, in the report provided by Strategic Insight with respect to each Fund. The Trustees noted that, with respect to each Fund, Domini (and not the applicable Fund) pays Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the Domini Amended and Restated Management Agreement with respect to each Fund.

The Trustees determined, based on the nature and quality of the services provided by Wellington Management, and in light of the preceding factors, that the fees paid by Domini to Wellington Management with respect to each Fund were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Submanagement Agreement.

Costs of Services Provided and Profitability. The Trustees reviewed Wellington Management’s audited statement of financial position as of December 31, 2017. The Trustees also reviewed a pro-forma income statement for the year ended December 31, 2017 provided by Wellington Management, which identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses. The Trustees considered that Wellington represented that it would be difficult for Wellington Management to estimate such costs and profits in another form and that Wellington Management did not provide information with respect to its income or the firm’s profitability in any other form. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to services provided to each Fund was not excessive in view of the nature, quality and extent of services provided to that Fund. However, the Board also took into account that the Submanagement Agreements were negotiated on an arms-length basis and that Domini paid the cost of the submanagement fees paid to Wells Management and not the Funds.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Wellington Management as the assets in each Fund increased and the extent to which economies of scale were reflected in the fee schedule for that Fund under the Submanagement Agreement. The Trustees noted that the submanagement fees are paid by Domini and not the Fund. However, the Trustees noted the breakpoints in fees payable under the Submanagement Agreement with respect to each Fund, as well as breakpoints in the fees payable to Domini under the Management Agreement for each Fund, and concluded that such breakpoints were an effective way to share economies of scale with shareholders as the assets in each Fund grew and supported the approval of the applicable Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that Wellington Management and its affiliates received from their relationship with the Funds. They noted in particular that none of Wellington Management or any of its affiliates provided any other services to the Funds. The Trustees also considered the brokerage practices of Wellington Management including its use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that accrued to Wellington Management and its affiliates by virtue of their relationship with the Funds.

The Trustees concluded that the benefits received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and each Fund and supported the approval of the Submanagement Agreement with respect to each Fund.

* * * * * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Management Agreement and the Submanagement Agreement with respect to each of the Funds would be in the best interest of the respective Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Management Agreement and Submanagement Agreement with respect to each Fund for an additional one-year period.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Investment Trust (the “Trust”) as of July 31, 2018. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Impact Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 180 Maiden Lane, Suite 1302, New York, NY 10038. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee is a director of a registered investment company other than the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships for Public Companies Held by Trustee

Amy L. Domini* (68) Chair and Trustee, of the Trust since 1990	Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment adviser); Member (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	3	None

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships for Public Companies Held by Trustee

Kirsten S. Moy (71) Trustee of the Trust since 1999	Senior Fellow, The Aspen Institute (research and education) (since 2014); Scholar in Residence (2016-2018) and Board Member (2009-2014), Low Income Investment Fund (housing and community revitalization nonprofit); Board Member, Community Development Finance (asset building non-profit) (since 2006), Visiting Scholar, Federal Reserve Bank of San Francisco (since 2016).	3	None

Gregory A. Ratliff (58) Trustee of the Trust since 1999	Vice President, ACT, Inc. (education) (since 2017); Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (2007-2017).	3	None

John L. Shields (65) Trustee of the Trust since 2004	President, Advisor Guidance, Inc. (management and consulting firm) (since 2010); Managing Director, CFGI, LLC (accounting and finance advisory firm) (2016-2018); Director, Navigant Consulting, Inc. (management consulting firm) (2014-2016); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (2006-2014); Independent Director, Cogo Labs, Inc. (technology company) (since 2008); Independent Director, Vestmark, Inc. (software company) (since 2015).	3	Independent Director, EverQuote, Inc. (technology company) (since 2018)

OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships for Public Companies Held by Trustee

Megan L. Dunphy* (48) Chief Legal Officer since 2014, Vice President since 2013, Secretary of the Trust since 2005	General Counsel (since 2014) and Managing Director (2015-2017), Deputy General Counsel (2009-2014), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A	N/A

Carole M. Laible* (54) President of the Trust since 2017	CEO and Manager (since 2016), President (2005-2015), Member (since 2006), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments LLC), Domini Impact Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998), Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), Domini Funds.	N/A	N/A

Douglas Lowe* (62) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Impact Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships for Public Companies Held by Trustee

Meaghan O’Rourke-Alexander* (38) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A	N/A

Christina Povall* (48) Treasurer since 2017 and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017), Director of Finance (2004-2014), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A	N/A

Maurizio Tallini* (44) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Domini Impact Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Chief Compliance Officer (since 2015), Registered Principal (since 2014) Registered Representative (2012-2015), DSIL Investment Services, LLC.	N/A	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

180 Maiden Lane, Suite 1302

New York, NY 10038-4925

Investment Submanager:

Domini Impact Equity Fund

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Presorted Standard U.S.Postage PAID Lancaster,PA Permit No.1793 Domini Funds P.O. Box9785 |Providence, RI 02940 1-800-582-6757 | www.domini.com facebook.com/dominifunds twitter.com/dominifunds Domini Impact Equity Fund SM Domini Impact International Equity FundSM Investor Shares: CUSIP 257132100 |DSEFX Investor Shares: CUSIP 257132704 |DOMIX Class AShares: CUSIP 257132860 |DSEPX Class AShares: CUSIP 257132886 |DOMAX Institutional Shares: CUSIP 257132852 |DIEQX Institutional Shares: CUSIP 257132811 |DOMOX Class RShares: CUSIP 257132308 |DSFRX Class Y Shares: CUSIP 257132787 | DOMYX Domini Impact Bond FundSM Investor Shares: CUSIP 257132209 |DSBFX Institutional Shares: CUSIP 257132829 |DSBIX Class Y Shares: CUSIP 257132795 | DSBYX Printed on elemental chlorine free paper from well-managed forests, containing 10% post-consumer waste.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2018, and July 31, 2017, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2018	2017

Domini Impact Equity Fund	$40,000	$38,400
Domini Impact Bond Fund	$33,500	$32,000
Domini Impact International Equity Fund	$33,500	$32,000

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2018, and July 31, 2017.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2018, and July 31, 2017 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Impact Investments LLC and entities controlling, controlled by, or under common control with Domini Impact Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2018, and July 31, 2017, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2018	2017

Domini Impact Equity Fund	$7,000	$6,700
Domini Impact Bond Fund	$7,000	$6,700
Domini Impact International Equity Fund	$7,000	$6,700

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2018, and July 31, 2017 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2018 and July 31, 2017 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2018, and July 31, 2017 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)    Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 26, 2017 through October 31, 2018

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 26, 2017 through October 31, 2018

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 26, 2017 through October 31, 2018

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 26, 2017 through October 31, 2018

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

◾	Bookkeeping or other services related to the accounting records or financial statements of the audit client

◾	Financial information systems design and implementation

◾	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

◾	Actuarial services

◾	Internal audit outsourcing services

◾	Management functions

◾	Human resources

◾	Broker-dealer, investment adviser or investment banking services

◾	Legal services

◾	Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)  None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2018, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2018

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2018 and July 31, 2017.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2018 was $ 21,000. These fees related to the 2018 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2017, were $20,100. These fees related to the 2017 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Laible and Ms. Povall, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)   The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)   Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)   Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST
By: /s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)
Date: October 5, 2018
By: /s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)
Date: October 5, 2018